UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02790
                                                     ---------

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                   ------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period: 03/31/09
                          ---------


ITEM 1. REPORTS TO STOCKHOLDERS.



MARCH 31, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

(GRAPHIC)

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TAX - FREE INCOME

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

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                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT
Franklin California Tax-Free Income Fund ..................................    5
Performance Summary .......................................................   11
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   47
Notes to Financial Statements .............................................   51
Report of Independent Registered Public Accounting Firm ...................   59
Tax Designation ...........................................................   60
Board Members and Officers ................................................   61
Shareholder Information ...................................................   66

Shareholder Letter

Dear Shareholder:

The 12-month period ended March 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility before and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 5.1% to 8.5% over the 12-month period.(1)

(1.) Source: Bureau of Labor Statistics.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

The freezing of credit and financial markets in the U.S. and the rest of the world was the dominant -- and still developing -- story. Despite various attempts by the Federal Reserve Board (Fed) and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a modified troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. The U.S. government took additional steps to prevent a worsening of the economic situation, including the provision of loans to General Motors and Chrysler, which allowed them to develop restructuring plans and avoid bankruptcy in the immediate term. Largely in reaction to financial market upheaval, the 10-year Treasury yield experienced considerable volatility and declined from 3.45% to 2.71% over the period, reflecting a "flight to quality" by investors the world over.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which, at the least, is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses, and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.25% at the beginning of the period to a range of 0% to 0.25% by period-end. The Fed's current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not regard inflation as an immediate threat. Rather, it was DEFLATION, or the threat of it, that began to concern an increasing number of economists. The Fed and the U.S. Treasury continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets. In March 2009, they announced measures intended to facilitate lending by banks


                        2 | Not part of the annual report
and further ease credit markets. These included the Fed's decision to purchase $300 billion in Treasury bonds in the open markets and Treasury Secretary Geithner's proposal for a partnership between the government and private investors to purchase and manage "toxic assets" from U.S. banks.

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital
(BC) Municipal Bond Index, lost value in the second half of 2008 but rebounded in 2009. The index returned +2.27% for the 12-month review period.(2) Long-term municipal bonds, which generally make up the majority of our portfolios, had a -4.50% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin California Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds generally provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                        Not part of the annual report | 3

Please check our website at franklintempleton.com for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman, President and Chief Executive Officer - Investment Management Franklin California Tax-Free Income Fund


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Annual Report

Franklin California Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 3/31/09**

AAA .....................   25.7%
AA ......................   27.9%
A .......................   21.3%
BBB .....................   15.1%
Below Investment Grade ..    5.5%
Not Rated by S&P ........    4.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.2%      0.7%
AA or Aa                   0.2%       --
A                          1.1%      0.3%
BBB or Baa                 1.1%      0.8%
Below Investment Grade      --       0.1%
                           ---       ---
Total                      2.6%      1.9%

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                Annual Report | 5

DIVIDEND DISTRIBUTIONS(2)

                                 DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
April 2008       2.69 cents   2.34 cents   2.36 cents     2.74 cents
May 2008         2.69 cents   2.34 cents   2.36 cents     2.74 cents
June 2008        2.72 cents   2.40 cents   2.40 cents     2.76 cents
July 20008       2.72 cents   2.40 cents   2.40 cents     2.76 cents
August 2008      2.72 cents   2.40 cents   2.40 cents     2.76 cents
September 2008   2.72 cents   2.39 cents   2.40 cents     2.77 cents
October 2008     2.72 cents   2.39 cents   2.40 cents     2.77 cents
November 2008    2.72 cents   2.39 cents   2.40 cents     2.77 cents
December 2008    2.72 cents   2.41 cents   2.41 cents     2.76 cents
January 2009     2.72 cents   2.41 cents   2.41 cents     2.76 cents
February 2009    2.72 cents   2.41 cents   2.41 cents     2.76 cents
March 2009       2.80 cents   2.51 cents   2.52 cents     2.85 cents

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $6.99 on March 31, 2008, to $6.42 on March 31, 2009. The Fund's Class A shares paid dividends totaling 32.66 cents per share for the reporting period.(2) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.01% based on an annualization of the 2.80 cent per share March dividend and the maximum offering price of $6.70 on March 31, 2009. An investor in the 2009 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 8.50% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

California's outlook remained tenuous. Not long after the state's lawmakers passed the fiscal year 2009 budget in the fall of 2008, the governor announced lower revenues than projected, with the state facing a $40 billion budget deficit through the end of fiscal year 2010.(3) The governor called the legislature into

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: California Legislative Analyst's Office.


                                6 | Annual Report
several special sessions to discuss a plan to address the deficit. In February, lawmakers agreed on a $42 billion package that included about $15 billion in spending reductions, $12.5 billion in tax increases (including sales and income taxes), $5 billion in borrowing, and an estimated $8.5 billion in federal stimulus funds.(3) Approximately $6 billion of these budget solutions require voter approval, and the state will hold a special election in May.(3) The weakening economy resulted in a jump in unemployment to 11.2% at period-end, up from 6.1% a year earlier.(4) Employment fell by 437,000 jobs or 2.6% from January 2008 to January 2009.(4) Revenues were expected to decline further, and the California legislative analyst expected revenues to fall another $8 billion through fiscal year 2010.(3)

The challenging landscape is not new to California. The state has faced budget shortfalls in the past and has resolved those problems. At the state level, general obligation debt is a constitutional obligation, and interest payments are second in line after the allocation to public schools. Therefore, challenging periods such as this may offer the Fund an attractive opportunity to invest and take advantage of price weakness by attaining higher yields.

MUNICIPAL BOND MARKET OVERVIEW

The year ended March 31, 2009, was highly unusual for the municipal bond market. Municipal bonds generally provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of typically higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended March 31, 2009, the Barclays Capital (BC) Municipal Bond Index had a +2.27% total return compared with the +7.48% return of the BC U.S. Treasury Index.(5) However, the year under review, in our opinion, could not be described as stable or low volatility for the municipal bond market.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                Annual Report | 7

The municipal bond market's problems started in 2008 with the collapse of a few leveraged hedge funds, whose strategy was mainly focused on leveraging exposure to subprime mortgage-related collateralized debt obligations (CDOs). The damaging effects from such subprime-related exposure rapidly spread to other markets. The falling prices of the CDOs, due to illiquidity and increased expectations for mortgage defaults, led credit rating agencies to downgrade financial guaranty companies early in 2008. In 2008, the four major municipal insurers, AMBAC, MBIA, FGIC and FSA, had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although we believe historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA.

The downgrades initially did not concern us because many of the issuers that used insurance were of high quality, and investment-grade municipal bonds had a historical default rate of less than 1%.(6) However, the downgrades shocked the market and caused problems for hedge funds and other leveraged market participants. As insured bonds declined in value during 2008, many hedge funds that had built up large municipal bond positions were forced to sell their insured bonds. This resulted in a significant supply/demand imbalance, and the value of insured bonds continued to plummet. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional, non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and helped to cause some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through the spring and summer of 2008. Unfortunately, during this time the credit crisis started to spread across the globe and almost no market was spared. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

September and October brought trends similar to those early in the period. The municipal bond market had even fewer buyers, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and contributed to steep

(6.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                                8 | Annual Report
price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

So far, early 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Also helping the municipal bond market were large bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package. During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported the Fund's dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On March 31, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

PORTFOLIO BREAKDOWN

3/31/09

                                       % OF TOTAL
                                        LONG-TERM
                                      INVESTMENTS*
                                      ------------
Prerefunded                               25.5%
Hospital & Health Care                    16.3%
Transportation                            16.0%
General Obligation                        13.7%
Utilities                                 12.7%
Subject to Government Appropriations       5.9%
Tax-Supported                              4.0%
Higher Education                           2.6%
Other Revenue                              1.7%
Housing                                    1.6%

*    Does not include short-term investments and other net assets.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy seeking to maximize income for our shareholders by trying to maintain exposure to higher coupon securities to the extent we believe is prudent. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio can become well diversified with a broad range of securities. Broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use techniques that we believe could add volatility and contribute to underperformance in adverse markets. We seek to stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The mixture of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


                                Annual Report | 9

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               10 | Annual Report

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTFX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.57    $6.42     $6.99
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.3266

CLASS B (SYMBOL: FCABX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.57    $6.41     $6.98
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.2879

CLASS C (SYMBOL: FRCTX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.57    $6.41     $6.98
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.2887

ADVISOR CLASS (SYMBOL: FCAVX)              CHANGE   3/31/09   3/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.57    $6.41     $6.98
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.3320


                               Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           -3.56%   +10.84%   +42.13%
Average Annual Total Return(2)                       -7.65%    +1.21%    +3.13%
   Distribution Rate(3)                      5.01%
   Taxable Equivalent Distribution Rate(4)   8.50%
   30-Day Standardized Yield(5)              4.44%
   Taxable Equivalent Yield(4)               7.53%
   Total Annual Operating Expenses(6)        0.57%

CLASS B                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           -4.12%    +7.74%   +35.92%
Average Annual Total Return(2)                       -7.80%    +1.17%    +3.12%
   Distribution Rate(3)                      4.70%
   Taxable Equivalent Distribution Rate(4)   7.97%
   30-Day Standardized Yield(5)              4.09%
   Taxable Equivalent Yield(4)               6.94%
   Total Annual Operating Expenses(6)        1.13%

CLASS C                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           -4.11%    +7.77%   +34.39%
Average Annual Total Return(2)                       -5.03%    +1.51%    +3.00%
   Distribution Rate(3)                      4.72%
   Taxable Equivalent Distribution Rate(4)   8.01%
   30-Day Standardized Yield(5)              4.07%
   Taxable Equivalent Yield(4)               6.90%
   Total Annual Operating Expenses(6)        1.13%

ADVISOR CLASS(7)                                     1-YEAR    5-YEAR   10-YEAR
----------------                                     ------   -------   -------
Cumulative Total Return(1)                           -3.49%   +11.33%   +42.86%
Average Annual Total Return(2)                       -3.49%    +2.17%    +3.63%
   Distribution Rate(3)                      5.34%
   Taxable Equivalent Distribution Rate(4)   9.06%
   30-Day Standardized Yield(5)              4.73%
   Taxable Equivalent Yield(4)               8.02%
   Total Annual Operating Expenses(6)        0.48%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (4/1/99-3/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN CALIFORNIA    BARCLAYS CAPITAL
                    TAX-FREE          MUNICIPAL BOND
   DATE      INCOME FUND - CLASS A         INDEX          CPI
----------   ---------------------   ----------------   -------
  4/1/1999          $ 9,573               $10,000       $10,000
 4/30/1999          $ 9,585               $10,025       $10,073
 5/31/1999          $ 9,520               $ 9,967       $10,073
 6/30/1999          $ 9,382               $ 9,824       $10,073
 7/31/1999          $ 9,396               $ 9,859       $10,103
 8/31/1999          $ 9,263               $ 9,780       $10,127
 9/30/1999          $ 9,251               $ 9,784       $10,176
10/31/1999          $ 9,092               $ 9,678       $10,194
11/30/1999          $ 9,173               $ 9,781       $10,200
12/31/1999          $ 9,053               $ 9,708       $10,200
 1/31/2000          $ 8,960               $ 9,666       $10,230
 2/29/2000          $ 9,124               $ 9,778       $10,291
 3/31/2000          $ 9,385               $ 9,992       $10,376
 4/30/2000          $ 9,290               $ 9,933       $10,382
 5/31/2000          $ 9,250               $ 9,882       $10,394
 6/30/2000          $ 9,514               $10,143       $10,448
 7/31/2000          $ 9,668               $10,285       $10,473
 8/31/2000          $ 9,865               $10,443       $10,473
 9/30/2000          $ 9,824               $10,389       $10,527
10/31/2000          $ 9,924               $10,502       $10,545
11/30/2000          $ 9,982               $10,582       $10,552
12/31/2000          $10,197               $10,843       $10,545
 1/31/2001          $10,298               $10,950       $10,612
 2/28/2001          $10,328               $10,985       $10,655
 3/31/2001          $10,415               $11,083       $10,679
 4/30/2001          $10,243               $10,963       $10,721
 5/31/2001          $10,361               $11,081       $10,770
 6/30/2001          $10,420               $11,156       $10,788
 7/31/2001          $10,596               $11,321       $10,758
 8/31/2001          $10,847               $11,507       $10,758
 9/30/2001          $10,803               $11,469       $10,806
10/31/2001          $10,893               $11,605       $10,770
11/30/2001          $10,864               $11,508       $10,752
12/31/2001          $10,743               $11,399       $10,709
 1/31/2002          $10,879               $11,596       $10,733
 2/28/2002          $10,940               $11,736       $10,776
 3/31/2002          $10,714               $11,506       $10,836
 4/30/2002          $10,867               $11,731       $10,897
 5/31/2002          $10,944               $11,802       $10,897
 6/30/2002          $11,051               $11,927       $10,903
 7/31/2002          $11,159               $12,080       $10,915
 8/31/2002          $11,283               $12,226       $10,952
 9/30/2002          $11,548               $12,493       $10,970
10/31/2002          $11,297               $12,286       $10,988
11/30/2002          $11,282               $12,235       $10,988
12/31/2002          $11,470               $12,493       $10,964
 1/31/2003          $11,421               $12,462       $11,012
 2/28/2003          $11,562               $12,636       $11,097
 3/31/2003          $11,577               $12,644       $11,164
 4/30/2003          $11,639               $12,727       $11,139
 5/31/2003          $11,928               $13,025       $11,121
 6/30/2003          $11,877               $12,970       $11,133
 7/31/2003          $11,436               $12,516       $11,145
 8/31/2003          $11,466               $12,609       $11,188
 9/30/2003          $11,742               $12,980       $11,224
10/31/2003          $11,723               $12,914       $11,212
11/30/2003          $11,902               $13,049       $11,182
12/31/2003          $12,000               $13,157       $11,170
 1/31/2004          $12,097               $13,232       $11,224
 2/29/2004          $12,295               $13,432       $11,285
 3/31/2004          $12,276               $13,385       $11,358
 4/30/2004          $11,970               $13,068       $11,394
 5/31/2004          $11,883               $13,020       $11,461
 6/30/2004          $11,948               $13,068       $11,497
 7/31/2004          $12,098               $13,240       $11,479
 8/31/2004          $12,351               $13,505       $11,485
 9/30/2004          $12,416               $13,577       $11,509
10/31/2004          $12,550               $13,693       $11,570
11/30/2004          $12,495               $13,580       $11,576
12/31/2004          $12,658               $13,746       $11,533
 1/31/2005          $12,863               $13,875       $11,558
 2/28/2005          $12,842               $13,829       $11,624
 3/31/2005          $12,786               $13,741       $11,715
 4/30/2005          $12,994               $13,958       $11,794
 5/31/2005          $13,097               $14,057       $11,782
 6/30/2005          $13,205               $14,144       $11,788
 7/31/2005          $13,183               $14,080       $11,842
 8/31/2005          $13,305               $14,222       $11,903
 9/30/2005          $13,211               $14,126       $12,048
10/31/2005          $13,135               $14,041       $12,073
11/30/2005          $13,202               $14,108       $11,976
12/31/2005          $13,303               $14,229       $11,927
 1/31/2006          $13,335               $14,268       $12,018
 2/28/2006          $13,440               $14,364       $12,042
 3/31/2006          $13,379               $14,264       $12,109
 4/30/2006          $13,374               $14,260       $12,212
 5/31/2006          $13,462               $14,323       $12,273
 6/30/2006          $13,442               $14,269       $12,297
 7/31/2006          $13,587               $14,439       $12,333
 8/31/2006          $13,770               $14,653       $12,358
 9/30/2006          $13,879               $14,755       $12,297
10/31/2006          $13,950               $14,848       $12,230
11/30/2006          $14,078               $14,971       $12,212
12/31/2006          $14,026               $14,919       $12,230
 1/31/2007          $14,040               $14,880       $12,268
 2/28/2007          $14,227               $15,076       $12,333
 3/31/2007          $14,183               $15,039       $12,446
 4/30/2007          $14,236               $15,084       $12,526
 5/31/2007          $14,192               $15,017       $12,603
 6/30/2007          $14,128               $14,939       $12,627
 7/31/2007          $14,200               $15,055       $12,624
 8/31/2007          $14,076               $14,990       $12,601
 9/30/2007          $14,287               $15,212       $12,636
10/31/2007          $14,340               $15,280       $12,663
11/30/2007          $14,393               $15,377       $12,738
12/31/2007          $14,347               $15,420       $12,729
 1/31/2008          $14,481               $15,614       $12,793
 2/29/2008          $13,731               $14,899       $12,830
 3/31/2008          $14,108               $15,325       $12,941
 4/30/2008          $14,325               $15,504       $13,020
 5/31/2008          $14,441               $15,598       $13,129
 6/30/2008          $14,292               $15,422       $13,262
 7/31/2008          $14,286               $15,481       $13,331
 8/31/2008          $14,445               $15,662       $13,278
 9/30/2008          $13,654               $14,927       $13,260
10/31/2008          $13,254               $14,775       $13,126
11/30/2008          $13,082               $14,822       $12,874
12/31/2008          $13,076               $15,038       $12,741
 1/31/2009          $13,532               $15,589       $12,797
 2/28/2009          $13,674               $15,670       $12,860
 3/31/2009          $13,606               $15,673       $12,891

AVERAGE ANNUAL TOTAL RETURN

CLASS A   3/31/09
-------   -------
1-Year     -7.65%
5-Year     +1.21%
10-Year    +3.13%

CLASS B (4/1/99-3/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN CALIFORNIA    BARCLAYS CAPITAL
                   TAX-FREE           MUNICIPAL BOND
   DATE      INCOME FUND - CLASS B         INDEX          CPI
----------   ---------------------   ----------------   -------
  4/1/1999          $10,000               $10,000       $10,000
 4/30/1999          $10,009               $10,025       $10,073
 5/31/1999          $ 9,950               $ 9,967       $10,073
 6/30/1999          $ 9,788               $ 9,824       $10,073
 7/31/1999          $ 9,797               $ 9,859       $10,103
 8/31/1999          $ 9,654               $ 9,780       $10,127
 9/30/1999          $ 9,650               $ 9,784       $10,176
10/31/1999          $ 9,466               $ 9,678       $10,194
11/30/1999          $ 9,560               $ 9,781       $10,200
12/31/1999          $ 9,431               $ 9,708       $10,200
 1/31/2000          $ 9,330               $ 9,666       $10,230
 2/29/2000          $ 9,482               $ 9,778       $10,291
 3/31/2000          $ 9,749               $ 9,992       $10,376
 4/30/2000          $ 9,660               $ 9,933       $10,382
 5/31/2000          $ 9,614               $ 9,882       $10,394
 6/30/2000          $ 9,869               $10,143       $10,448
 7/31/2000          $10,024               $10,285       $10,473
 8/31/2000          $10,238               $10,443       $10,473
 9/30/2000          $10,191               $10,389       $10,527
10/31/2000          $10,275               $10,502       $10,545
11/30/2000          $10,330               $10,582       $10,552
12/31/2000          $10,562               $10,843       $10,545
 1/31/2001          $10,647               $10,950       $10,612
 2/28/2001          $10,673               $10,985       $10,655
 3/31/2001          $10,773               $11,083       $10,679
 4/30/2001          $10,591               $10,963       $10,721
 5/31/2001          $10,692               $11,081       $10,770
 6/30/2001          $10,748               $11,156       $10,788
 7/31/2001          $10,925               $11,321       $10,758
 8/31/2001          $11,194               $11,507       $10,758
 9/30/2001          $11,129               $11,469       $10,806
10/31/2001          $11,231               $11,605       $10,770
11/30/2001          $11,180               $11,508       $10,752
12/31/2001          $11,051               $11,399       $10,709
 1/31/2002          $11,186               $11,596       $10,733
 2/28/2002          $11,244               $11,736       $10,776
 3/31/2002          $11,006               $11,506       $10,836
 4/30/2002          $11,158               $11,731       $10,897
 5/31/2002          $11,232               $11,802       $10,897
 6/30/2002          $11,337               $11,927       $10,903
 7/31/2002          $11,442               $12,080       $10,915
 8/31/2002          $11,564               $12,226       $10,952
 9/30/2002          $11,831               $12,493       $10,970
10/31/2002          $11,585               $12,286       $10,988
11/30/2002          $11,563               $12,235       $10,988
12/31/2002          $11,734               $12,493       $10,964
 1/31/2003          $11,678               $12,462       $11,012
 2/28/2003          $11,834               $12,636       $11,097
 3/31/2003          $11,827               $12,644       $11,164
 4/30/2003          $11,885               $12,727       $11,139
 5/31/2003          $12,174               $13,025       $11,121
 6/30/2003          $12,117               $12,970       $11,133
 7/31/2003          $11,661               $12,516       $11,145
 8/31/2003          $11,686               $12,609       $11,188
 9/30/2003          $11,962               $12,980       $11,224
10/31/2003          $11,937               $12,914       $11,212
11/30/2003          $12,131               $13,049       $11,182
12/31/2003          $12,224               $13,157       $11,170
 1/31/2004          $12,301               $13,232       $11,224
 2/29/2004          $12,496               $13,432       $11,285
 3/31/2004          $12,470               $13,385       $11,358
 4/30/2004          $12,171               $13,068       $11,394
 5/31/2004          $12,059               $13,020       $11,461
 6/30/2004          $12,119               $13,068       $11,497
 7/31/2004          $12,266               $13,240       $11,479
 8/31/2004          $12,517               $13,505       $11,485
 9/30/2004          $12,577               $13,577       $11,509
10/31/2004          $12,708               $13,693       $11,570
11/30/2004          $12,646               $13,580       $11,576
12/31/2004          $12,822               $13,746       $11,533
 1/31/2005          $13,007               $13,875       $11,558
 2/28/2005          $12,979               $13,829       $11,624
 3/31/2005          $12,916               $13,741       $11,715
 4/30/2005          $13,121               $13,958       $11,794
 5/31/2005          $13,219               $14,057       $11,782
 6/30/2005          $13,321               $14,144       $11,788
 7/31/2005          $13,293               $14,080       $11,842
 8/31/2005          $13,410               $14,222       $11,903
 9/30/2005          $13,309               $14,126       $12,048
10/31/2005          $13,225               $14,041       $12,073
11/30/2005          $13,287               $14,108       $11,976
12/31/2005          $13,401               $14,229       $11,927
 1/31/2006          $13,426               $14,268       $12,018
 2/28/2006          $13,525               $14,364       $12,042
 3/31/2006          $13,458               $14,264       $12,109
 4/30/2006          $13,429               $14,260       $12,212
 5/31/2006          $13,510               $14,323       $12,273
 6/30/2006          $13,484               $14,269       $12,297
 7/31/2006          $13,642               $14,439       $12,333
 8/31/2006          $13,820               $14,653       $12,358
 9/30/2006          $13,904               $14,755       $12,297
10/31/2006          $13,988               $14,848       $12,230
11/30/2006          $14,091               $14,971       $12,212
12/31/2006          $14,051               $14,919       $12,230
 1/31/2007          $14,039               $14,880       $12,268
 2/28/2007          $14,219               $15,076       $12,333
 3/31/2007          $14,169               $15,039       $12,446
 4/30/2007          $14,221               $15,084       $12,526
 5/31/2007          $14,177               $15,017       $12,603
 6/30/2007          $14,114               $14,939       $12,627
 7/31/2007          $14,186               $15,055       $12,624
 8/31/2007          $14,062               $14,990       $12,601
 9/30/2007          $14,273               $15,212       $12,636
10/31/2007          $14,326               $15,280       $12,663
11/30/2007          $14,379               $15,377       $12,738
12/31/2007          $14,333               $15,420       $12,729
 1/31/2008          $14,466               $15,614       $12,793
 2/29/2008          $13,717               $14,899       $12,830
 3/31/2008          $14,094               $15,325       $12,941
 4/30/2008          $14,311               $15,504       $13,020
 5/31/2008          $14,427               $15,598       $13,129
 6/30/2008          $14,278               $15,422       $13,262
 7/31/2008          $14,273               $15,481       $13,331
 8/31/2008          $14,431               $15,662       $13,278
 9/30/2008          $13,642               $14,927       $13,260
10/31/2008          $13,242               $14,775       $13,126
11/30/2008          $13,070               $14,822       $12,874
12/31/2008          $13,065               $15,038       $12,741
 1/31/2009          $13,521               $15,589       $12,797
 2/28/2009          $13,663               $15,670       $12,860
 3/31/2009          $13,592               $15,673       $12,891

AVERAGE ANNUAL TOTAL RETURN


CLASS B   3/31/09
-------   -------
1-Year     -7.80%
5-Year     +1.17%
10-Year    +3.12%


                               Annual Report | 13

CLASS C (4/1/99-3/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN CALIFORNIA    BARCLAYS CAPITAL
                   TAX-FREE           MUNICIPAL BOND
   DATE      INCOME FUND - CLASS C         INDEX          CPI
----------   ---------------------   ----------------   -------
  4/1/1999          $10,000               $10,000       $10,000
 4/30/1999          $10,008               $10,025       $10,073
 5/31/1999          $ 9,948               $ 9,967       $10,073
 6/30/1999          $ 9,786               $ 9,824       $10,073
 7/31/1999          $ 9,795               $ 9,859       $10,103
 8/31/1999          $ 9,652               $ 9,780       $10,127
 9/30/1999          $ 9,648               $ 9,784       $10,176
10/31/1999          $ 9,463               $ 9,678       $10,194
11/30/1999          $ 9,557               $ 9,781       $10,200
12/31/1999          $ 9,428               $ 9,708       $10,200
 1/31/2000          $ 9,327               $ 9,666       $10,230
 2/29/2000          $ 9,479               $ 9,778       $10,291
 3/31/2000          $ 9,746               $ 9,992       $10,376
 4/30/2000          $ 9,658               $ 9,933       $10,382
 5/31/2000          $ 9,598               $ 9,882       $10,394
 6/30/2000          $ 9,868               $10,143       $10,448
 7/31/2000          $10,023               $10,285       $10,473
 8/31/2000          $10,237               $10,443       $10,473
 9/30/2000          $10,176               $10,389       $10,527
10/31/2000          $10,274               $10,502       $10,545
11/30/2000          $10,330               $10,582       $10,552
12/31/2000          $10,562               $10,843       $10,545
 1/31/2001          $10,646               $10,950       $10,612
 2/28/2001          $10,672               $10,985       $10,655
 3/31/2001          $10,758               $11,083       $10,679
 4/30/2001          $10,575               $10,963       $10,721
 5/31/2001          $10,691               $11,081       $10,770
 6/30/2001          $10,747               $11,156       $10,788
 7/31/2001          $10,924               $11,321       $10,758
 8/31/2001          $11,192               $11,507       $10,758
 9/30/2001          $11,127               $11,469       $10,806
10/31/2001          $11,229               $11,605       $10,770
11/30/2001          $11,179               $11,508       $10,752
12/31/2001          $11,049               $11,399       $10,709
 1/31/2002          $11,184               $11,596       $10,733
 2/28/2002          $11,242               $11,736       $10,776
 3/31/2002          $11,004               $11,506       $10,836
 4/30/2002          $11,156               $11,731       $10,897
 5/31/2002          $11,230               $11,802       $10,897
 6/30/2002          $11,335               $11,927       $10,903
 7/31/2002          $11,440               $12,080       $10,915
 8/31/2002          $11,562               $12,226       $10,952
 9/30/2002          $11,828               $12,493       $10,970
10/31/2002          $11,566               $12,286       $10,988
11/30/2002          $11,545               $12,235       $10,988
12/31/2002          $11,732               $12,493       $10,964
 1/31/2003          $11,676               $12,462       $11,012
 2/28/2003          $11,832               $12,636       $11,097
 3/31/2003          $11,825               $12,644       $11,164
 4/30/2003          $11,883               $12,727       $11,139
 5/31/2003          $12,172               $13,025       $11,121
 6/30/2003          $12,115               $12,970       $11,133
 7/31/2003          $11,659               $12,516       $11,145
 8/31/2003          $11,684               $12,609       $11,188
 9/30/2003          $11,960               $12,980       $11,224
10/31/2003          $11,935               $12,914       $11,212
11/30/2003          $12,128               $13,049       $11,182
12/31/2003          $12,222               $13,157       $11,170
 1/31/2004          $12,299               $13,232       $11,224
 2/29/2004          $12,496               $13,432       $11,285
 3/31/2004          $12,470               $13,385       $11,358
 4/30/2004          $12,154               $13,068       $11,394
 5/31/2004          $12,060               $13,020       $11,461
 6/30/2004          $12,120               $13,068       $11,497
 7/31/2004          $12,266               $13,240       $11,479
 8/31/2004          $12,517               $13,505       $11,485
 9/30/2004          $12,577               $13,577       $11,509
10/31/2004          $12,708               $13,693       $11,570
11/30/2004          $12,646               $13,580       $11,576
12/31/2004          $12,822               $13,746       $11,533
 1/31/2005          $13,007               $13,875       $11,558
 2/28/2005          $12,979               $13,829       $11,624
 3/31/2005          $12,916               $13,741       $11,715
 4/30/2005          $13,120               $13,958       $11,794
 5/31/2005          $13,218               $14,057       $11,782
 6/30/2005          $13,320               $14,144       $11,788
 7/31/2005          $13,292               $14,080       $11,842
 8/31/2005          $13,409               $14,222       $11,903
 9/30/2005          $13,308               $14,126       $12,048
10/31/2005          $13,224               $14,041       $12,073
11/30/2005          $13,286               $14,108       $11,976
12/31/2005          $13,382               $14,229       $11,927
 1/31/2006          $13,407               $14,268       $12,018
 2/28/2006          $13,507               $14,364       $12,042
 3/31/2006          $13,440               $14,264       $12,109
 4/30/2006          $13,428               $14,260       $12,212
 5/31/2006          $13,510               $14,323       $12,273
 6/30/2006          $13,484               $14,269       $12,297
 7/31/2006          $13,623               $14,439       $12,333
 8/31/2006          $13,801               $14,653       $12,358
 9/30/2006          $13,904               $14,755       $12,297
10/31/2006          $13,969               $14,848       $12,230
11/30/2006          $14,091               $14,971       $12,212
12/31/2006          $14,032               $14,919       $12,230
 1/31/2007          $14,039               $14,880       $12,268
 2/28/2007          $14,220               $15,076       $12,333
 3/31/2007          $14,169               $15,039       $12,446
 4/30/2007          $14,215               $15,084       $12,526
 5/31/2007          $14,165               $15,017       $12,603
 6/30/2007          $14,094               $14,939       $12,627
 7/31/2007          $14,160               $15,055       $12,624
 8/31/2007          $14,029               $14,990       $12,601
 9/30/2007          $14,233               $15,212       $12,636
10/31/2007          $14,279               $15,280       $12,663
11/30/2007          $14,326               $15,377       $12,738
12/31/2007          $14,273               $15,420       $12,729
 1/31/2008          $14,380               $15,614       $12,793
 2/29/2008          $13,646               $14,899       $12,830
 3/31/2008          $14,015               $15,325       $12,941
 4/30/2008          $14,224               $15,504       $13,020
 5/31/2008          $14,332               $15,598       $13,129
 6/30/2008          $14,178               $15,422       $13,262
 7/31/2008          $14,165               $15,481       $13,331
 8/31/2008          $14,317               $15,662       $13,278
 9/30/2008          $13,526               $14,927       $13,260
10/31/2008          $13,122               $14,775       $13,126
11/30/2008          $12,945               $14,822       $12,874
12/31/2008          $12,933               $15,038       $12,741
 1/31/2009          $13,378               $15,589       $12,797
 2/28/2009          $13,512               $15,670       $12,860
 3/31/2009          $13,439               $15,673       $12,891

AVERAGE ANNUAL TOTAL RETURN

CLASS C   3/31/09
-------   -------
1-Year     -5.03%
5-Year     +1.51%
10-Year    +3.00%

ADVISOR CLASS (4/1/99-3/31/09)(7)

                               (PERFORMANCE GRAPH)

                 FRANKLIN CALIFORNIA       BARCLAYS CAPITAL
                      TAX-FREE              MUNICIPAL BOND
   DATE      INCOME FUND - ADVISOR CLASS         INDEX          CPI
----------   ---------------------------   ----------------   -------
  4/1/1999             $10,000                  $10,000       $10,000
 4/30/1999             $10,013                  $10,025       $10,073
 5/31/1999             $ 9,944                  $ 9,967       $10,073
 6/30/1999             $ 9,801                  $ 9,824       $10,073
 7/31/1999             $ 9,815                  $ 9,859       $10,103
 8/31/1999             $ 9,677                  $ 9,780       $10,127
 9/30/1999             $ 9,663                  $ 9,784       $10,176
10/31/1999             $ 9,497                  $ 9,678       $10,194
11/30/1999             $ 9,582                  $ 9,781       $10,200
12/31/1999             $ 9,457                  $ 9,708       $10,200
 1/31/2000             $ 9,360                  $ 9,666       $10,230
 2/29/2000             $ 9,531                  $ 9,778       $10,291
 3/31/2000             $ 9,803                  $ 9,992       $10,376
 4/30/2000             $ 9,704                  $ 9,933       $10,382
 5/31/2000             $ 9,663                  $ 9,882       $10,394
 6/30/2000             $ 9,938                  $10,143       $10,448
 7/31/2000             $10,100                  $10,285       $10,473
 8/31/2000             $10,305                  $10,443       $10,473
 9/30/2000             $10,262                  $10,389       $10,527
10/31/2000             $10,367                  $10,502       $10,545
11/30/2000             $10,427                  $10,582       $10,552
12/31/2000             $10,651                  $10,843       $10,545
 1/31/2001             $10,757                  $10,950       $10,612
 2/28/2001             $10,788                  $10,985       $10,655
 3/31/2001             $10,880                  $11,083       $10,679
 4/30/2001             $10,700                  $10,963       $10,721
 5/31/2001             $10,823                  $11,081       $10,770
 6/30/2001             $10,885                  $11,156       $10,788
 7/31/2001             $11,069                  $11,321       $10,758
 8/31/2001             $11,331                  $11,507       $10,758
 9/30/2001             $11,285                  $11,469       $10,806
10/31/2001             $11,379                  $11,605       $10,770
11/30/2001             $11,334                  $11,508       $10,752
12/31/2001             $11,208                  $11,399       $10,709
 1/31/2002             $11,351                  $11,596       $10,733
 2/28/2002             $11,416                  $11,736       $10,776
 3/31/2002             $11,195                  $11,506       $10,836
 4/30/2002             $11,356                  $11,731       $10,897
 5/31/2002             $11,422                  $11,802       $10,897
 6/30/2002             $11,535                  $11,927       $10,903
 7/31/2002             $11,648                  $12,080       $10,915
 8/31/2002             $11,778                  $12,226       $10,952
 9/30/2002             $12,056                  $12,493       $10,970
10/31/2002             $11,811                  $12,286       $10,988
11/30/2002             $11,779                  $12,235       $10,988
12/31/2002             $11,977                  $12,493       $10,964
 1/31/2003             $11,926                  $12,462       $11,012
 2/28/2003             $12,092                  $12,636       $11,097
 3/31/2003             $12,091                  $12,644       $11,164
 4/30/2003             $12,158                  $12,727       $11,139
 5/31/2003             $12,460                  $13,025       $11,121
 6/30/2003             $12,409                  $12,970       $11,133
 7/31/2003             $11,948                  $12,516       $11,145
 8/31/2003             $11,980                  $12,609       $11,188
 9/30/2003             $12,270                  $12,980       $11,224
10/31/2003             $12,269                  $12,914       $11,212
11/30/2003             $12,457                  $13,049       $11,182
12/31/2003             $12,559                  $13,157       $11,170
 1/31/2004             $12,645                  $13,232       $11,224
 2/29/2004             $12,853                  $13,432       $11,285
 3/31/2004             $12,834                  $13,385       $11,358
 4/30/2004             $12,532                  $13,068       $11,394
 5/31/2004             $12,424                  $13,020       $11,461
 6/30/2004             $12,493                  $13,068       $11,497
 7/31/2004             $12,651                  $13,240       $11,479
 8/31/2004             $12,917                  $13,505       $11,485
 9/30/2004             $12,986                  $13,577       $11,509
10/31/2004             $13,128                  $13,693       $11,570
11/30/2004             $13,071                  $13,580       $11,576
12/31/2004             $13,260                  $13,746       $11,533
 1/31/2005             $13,459                  $13,875       $11,558
 2/28/2005             $13,438                  $13,829       $11,624
 3/31/2005             $13,380                  $13,741       $11,715
 4/30/2005             $13,599                  $13,958       $11,794
 5/31/2005             $13,707                  $14,057       $11,782
 6/30/2005             $13,821                  $14,144       $11,788
 7/31/2005             $13,800                  $14,080       $11,842
 8/31/2005             $13,928                  $14,222       $11,903
 9/30/2005             $13,831                  $14,126       $12,048
10/31/2005             $13,752                  $14,041       $12,073
11/30/2005             $13,823                  $14,108       $11,976
12/31/2005             $13,950                  $14,229       $11,927
 1/31/2006             $13,984                  $14,268       $12,018
 2/28/2006             $14,076                  $14,364       $12,042
 3/31/2006             $14,013                  $14,264       $12,109
 4/30/2006             $14,009                  $14,260       $12,212
 5/31/2006             $14,102                  $14,323       $12,273
 6/30/2006             $14,081                  $14,269       $12,297
 7/31/2006             $14,235                  $14,439       $12,333
 8/31/2006             $14,448                  $14,653       $12,358
 9/30/2006             $14,543                  $14,755       $12,297
10/31/2006             $14,639                  $14,848       $12,230
11/30/2006             $14,755                  $14,971       $12,212
12/31/2006             $14,701                  $14,919       $12,230
 1/31/2007             $14,716                  $14,880       $12,268
 2/28/2007             $14,914                  $15,076       $12,333
 3/31/2007             $14,869                  $15,039       $12,446
 4/30/2007             $14,926                  $15,084       $12,526
 5/31/2007             $14,881                  $15,017       $12,603
 6/30/2007             $14,814                  $14,939       $12,627
 7/31/2007             $14,891                  $15,055       $12,624
 8/31/2007             $14,762                  $14,990       $12,601
 9/30/2007             $14,985                  $15,212       $12,636
10/31/2007             $15,042                  $15,280       $12,663
11/30/2007             $15,099                  $15,377       $12,738
12/31/2007             $15,051                  $15,420       $12,729
 1/31/2008             $15,193                  $15,614       $12,793
 2/29/2008             $14,406                  $14,899       $12,830
 3/31/2008             $14,803                  $15,325       $12,941
 4/30/2008             $15,032                  $15,504       $13,020
 5/31/2008             $15,155                  $15,598       $13,129
 6/30/2008             $14,999                  $15,422       $13,262
 7/31/2008             $14,994                  $15,481       $13,331
 8/31/2008             $15,162                  $15,662       $13,278
 9/30/2008             $14,332                  $14,927       $13,260
10/31/2008             $13,912                  $14,775       $13,126
11/30/2008             $13,732                  $14,822       $12,874
12/31/2008             $13,727                  $15,038       $12,741
 1/31/2009             $14,207                  $15,589       $12,797
 2/28/2009             $14,380                  $15,670       $12,860
 3/31/2009             $14,286                  $15,673       $12,891

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)   3/31/09
----------------   -------
1-Year              -3.49%
5-Year              +2.17%
10-Year             +3.63%


                               14 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) Distribution rate is based on an annualization of the respective class's
     March dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 3/31/09.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.58% and +3.19%.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  964.40              $2.84
Hypothetical (5% return before expenses)         $1,000           $1,022.04              $2.92

CLASS B
Actual                                           $1,000           $  958.80              $5.57
Hypothetical (5% return before expenses)         $1,000           $1,019.25              $5.74

CLASS C
Actual                                           $1,000           $  958.90              $5.57
Hypothetical (5% return before expenses)         $1,000           $1,019.25              $5.74

ADVISOR CLASS
Actual                                           $1,000           $  965.10              $2.40
Hypothetical (5% return before expenses)         $1,000           $1,022.49              $2.47

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.58%; B: 1.14%; C: 1.14%; and Advisor:
     0.49%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               Annual Report | 17

Franklin California Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED MARCH 31,
                                                    --------------------------------------------------------------------
CLASS A                                                 2009          2008          2007          2006           2005
-------                                             -----------   -----------   -----------   -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $      6.99   $      7.35   $      7.26   $      7.27    $      7.32
                                                    -----------   -----------   -----------   -----------    -----------
Income from investment operations(a):
   Net investment income(b) .....................          0.33          0.33          0.33          0.33           0.34
   Net realized and unrealized gains (losses) ...         (0.57)        (0.37)         0.10            --(c)       (0.04)
                                                    -----------   -----------   -----------   -----------    -----------
Total from investment operations ................         (0.24)        (0.04)         0.43          0.33           0.30
                                                    -----------   -----------   -----------   -----------    -----------
Less distributions from:
   Net investment income ........................         (0.33)        (0.32)        (0.33)        (0.33)         (0.34)
   Net realized gains ...........................            --            --         (0.01)        (0.01)         (0.01)
                                                    -----------   -----------   -----------   -----------    -----------
Total distributions .............................         (0.33)        (0.32)        (0.34)        (0.34)         (0.35)
                                                    -----------   -----------   -----------   -----------    -----------
Redemption fees(c, d) ...........................            --            --            --            --             --
                                                    -----------   -----------   -----------   -----------    -----------
Net asset value, end of year ....................   $      6.42   $      6.99   $      7.35   $      7.26    $      7.27
                                                    ===========   ===========   ===========   ===========    ===========
Total return(e) .................................         (3.56)%       (0.53)%        6.01%         4.64%          4.16%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................          0.57%         0.57%         0.58%         0.58%          0.57%
Net investment income ...........................          4.92%         4.53%         4.52%         4.55%          4.76%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $11,631,656   $12,803,225   $12,949,083   $12,418,764    $12,270,603
Portfolio turnover rate .........................         11.01%        14.13%         8.02%         8.82%          8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin California Tax-Free Income Fund

                                                                    YEAR ENDED MARCH 31,
                                                    ----------------------------------------------------
CLASS B                                               2009       2008       2007       2006       2005
-------                                             --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   6.98   $   7.34   $   7.26   $   7.26   $   7.31
                                                    --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .....................       0.29       0.29       0.29       0.29       0.30
   Net realized and unrealized gains (losses) ...      (0.57)     (0.37)      0.09       0.01      (0.04)
                                                    --------   --------   --------   --------   --------
Total from investment operations ................      (0.28)     (0.08)      0.38       0.30       0.26
                                                    --------   --------   --------   --------   --------
Less distributions from:
   Net investment income ........................      (0.29)     (0.28)     (0.29)     (0.29)     (0.30)
   Net realized gains ...........................         --         --      (0.01)     (0.01)     (0.01)
                                                    --------   --------   --------   --------   --------
Total distributions .............................      (0.29)     (0.28)     (0.30)     (0.30)     (0.31)
                                                    --------   --------   --------   --------   --------
Redemption fees(c, d) ...........................         --         --         --         --         --
                                                    --------   --------   --------   --------   --------
Net asset value, end of year ....................   $   6.41   $   6.98   $   7.34   $   7.26   $   7.26
                                                    ========   ========   ========   ========   ========
Total return(e) .................................      (4.12)%    (1.10)%     5.28%      4.20%      3.57%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.13%      1.13%      1.14%      1.14%      1.14%
Net investment income ...........................       4.36%      3.97%      3.96%      3.99%      4.19%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $135,450   $205,192   $289,147   $331,385   $358,856
Portfolio turnover rate .........................      11.01%     14.13%      8.02%      8.82%      8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin California Tax-Free Income Fund

                                                                     YEAR ENDED MARCH 31,
                                                    -----------------------------------------------------
CLASS C                                               2009       2008       2007       2006        2005
-------                                             --------   --------   --------   --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   6.98   $   7.34   $   7.25   $   7.26    $   7.31
                                                    --------   --------   --------   --------    --------
Income from investment operations(a):
   Net investment income(b) .....................       0.29       0.29       0.29       0.29        0.30
   Net realized and unrealized gains (losses) ...      (0.57)     (0.37)      0.10         --(c)    (0.04)
                                                    --------   --------   --------   --------    --------
Total from investment operations ................      (0.28)     (0.08)      0.39       0.29        0.26
                                                    --------   --------   --------   --------    --------
Less distributions from:
   Net investment income ........................      (0.29)     (0.28)     (0.29)     (0.29)      (0.30)
   Net realized gains ...........................         --         --      (0.01)     (0.01)      (0.01)
                                                    --------   --------   --------   --------    --------
Total distributions .............................      (0.29)     (0.28)     (0.30)     (0.30)      (0.31)
                                                    --------   --------   --------   --------    --------
Redemption fees(c, d) ...........................         --         --         --         --          --
                                                    --------   --------   --------   --------    --------
Net asset value, end of year ....................   $   6.41   $   6.98   $   7.34   $   7.25    $   7.26
                                                    ========   ========   ========   ========    ========
Total return(e) .................................      (4.11)%    (1.09)%     5.43%      4.06%       3.57%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.13%      1.13%      1.14%      1.14%       1.14%
Net investment income ...........................       4.36%      3.97%      3.96%      3.99%       4.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $819,803   $750,678   $631,184   $546,815    $494,254
Portfolio turnover rate .........................      11.01%     14.13%      8.02%      8.82%       8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin California Tax-Free Income Fund

                                                                    YEAR ENDED MARCH 31,
                                                    -----------------------------------------------------
ADVISOR CLASS                                         2009       2008        2007      2006        2005
-------------                                       --------   --------   --------   --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   6.98   $   7.34   $   7.25   $  7.26     $  7.31
                                                    --------   --------   --------   -------     -------
Income from investment operations(a):
   Net investment income(b) .....................       0.34       0.33       0.34      0.34        0.35
   Net realized and unrealized gains (losses) ...      (0.58)     (0.36)      0.10        --(c)    (0.05)
                                                    --------   --------   --------   -------     -------
Total from investment operations ................      (0.24)     (0.03)      0.44      0.34        0.30
                                                    --------   --------   --------   -------     -------
Less distributions from:
   Net investment income ........................      (0.33)     (0.33)     (0.34)    (0.34)      (0.34)
   Net realized gains ...........................         --         --      (0.01)    (0.01)      (0.01)
                                                    --------   --------   --------   -------     -------
Total distributions .............................      (0.33)     (0.33)     (0.35)    (0.35)      (0.35)
                                                    --------   --------   --------   -------     -------
Redemption fees(c, d) ...........................         --         --         --        --          --
                                                    --------   --------   --------   -------     -------
Net asset value, end of year ....................   $   6.41   $   6.98   $   7.34   $  7.25     $  7.26
                                                    ========   ========   ========   =======     =======
Total return ....................................      (3.49)%    (0.44)%     6.11%     4.73%       4.26%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.48%      0.48%      0.49%     0.49%       0.49%
Net investment income ...........................       5.01%      4.62%      4.61%     4.64%       4.84%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $223,502   $178,796   $122,456   $65,655     $42,389
Portfolio turnover rate .........................      11.01%     14.13%      8.02%     8.82%       8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin California Tax-Free Income Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2009

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS 97.2%
    CALIFORNIA 89.2%
    ABAG Finance Authority for Nonprofit Corps. COP,
          Butte Valley-Tulelake Rural Health, California Mortgage Insured, 6.65%, 10/01/22 .......   $    700,000   $       700,539
          California Mortgage Insured, 6.125%, 3/01/21 ...........................................      3,670,000         3,669,963
          Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ..................................      6,000,000         5,919,780
          Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ..................................     20,625,000        18,768,750
          Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 ..................      5,000,000         4,942,600
          Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 ............      5,000,000         4,832,350
          Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ..........................      5,525,000         5,486,215
          Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 .................      5,000,000         4,616,700
    ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series A,
       5.45%, 4/01/39 ............................................................................      5,500,000         4,545,695
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn.,
          Series A, 6.125%, 8/15/20 ..............................................................     23,525,000        23,399,376
          Series C, 5.375%, 3/01/21 ..............................................................      5,000,000         4,645,950
    ABAG Revenue Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ..............      1,250,000         1,250,150
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
       FSA Insured, 5.30%, 10/01/21 ..............................................................      5,450,000         5,450,818
    Alameda Corridor Transportation Authority Revenue,
          AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/22 .......................     81,685,000        64,027,154
          AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/23 .......................     70,015,000        53,215,601
          AMBAC Insured, zero cpn. to 10/01/12, 5.40% thereafter, 10/01/24 .......................     43,770,000        33,188,602
          AMBAC Insured, zero cpn. to 10/01/12, 5.45% thereafter, 10/01/25 .......................     32,960,000        24,494,224
          Refunding, AMBAC Insured, zero cpn., 10/01/29 ..........................................     20,000,000         5,093,600
          Refunding, AMBAC Insured, zero cpn., 10/01/30 ..........................................     41,665,000         9,787,109
          senior lien, Series A, MBIA Insured, 5.00%, 10/01/29 ...................................     24,490,000        23,518,971
    Alameda County COP, Alameda County Medical Center Project, MBIA Insured, ETM,
          5.00%, 6/01/23 .........................................................................     19,195,000        19,211,508
          5.30%, 6/01/26 .........................................................................      7,000,000         7,000,140
          5.00%, 6/01/28 .........................................................................      8,925,000         9,024,692
    Alhambra USD, GO, Election of 2004, Series A, FGIC Insured, 5.00%, 8/01/29 ...................     13,025,000        11,765,352
    Alvord USD, GO,
          Election of 2007, Series A, FSA Insured, 5.00%, 8/01/32 ................................     11,625,000        10,442,389
          Series A, FGIC Insured, ETM, 5.375%, 8/01/27 ...........................................      6,100,000         6,175,579
    Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Project, Series C,
       FSA Insured, zero cpn.,
          9/01/24 ................................................................................     26,855,000         8,900,016
          9/01/26 ................................................................................     29,430,000         8,083,538
          9/01/27 ................................................................................     22,860,000         5,745,404
          9/01/28 ................................................................................     14,425,000         3,276,639
          9/01/29 ................................................................................     24,810,000         5,116,070
          9/01/32 ................................................................................     13,665,000         2,157,704
          9/01/33 ................................................................................     37,070,000         5,369,219
          9/01/34 ................................................................................     24,970,000         3,333,245
          3/01/37 ................................................................................     16,080,000         1,760,438
    Anaheim PFAR,
       Distribution System, second lien, MBIA Insured, 5.00%, 10/01/29 ...........................      4,325,000         4,127,564
       Distribution System, second lien, MBIA Insured, 5.00%, 10/01/34 ...........................      5,500,000         5,104,055
       Electric System Distribution Facilities, MBIA Insured, 4.50%, 10/01/37 ....................     20,030,000        16,669,367


                               22 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Anaheim UHSD, GO, Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 ............   $  8,570,000   $     3,214,436
    Antelope Valley Community College District GO, Election of 2004, Series B, MBIA Insured,
       5.25%, 8/01/39 ............................................................................     14,900,000        14,352,127
    Antioch PFA Reassessment Revenue, sub. lien, Refunding, Series B, 5.60%, 9/02/09 .............      1,205,000         1,219,930
    Azusa RDA Tax Allocation, Series B, 7.00%, 8/01/38 ...........................................      8,420,000         8,032,175
    Bakersfield City School District GO, Series A, FSA Insured, 5.00%, 11/01/31 ..................      8,390,000         7,986,273
    Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19 ........................      4,560,000         4,558,495
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/36 ...................................................................................     11,410,000        1,960,466
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
          Series F, 5.00%, 4/01/31 ...............................................................     11,255,000        10,861,975
          Series F1, 5.00%, 4/01/39 ..............................................................     81,800,000        76,277,682
          Series F1, 5.50%, 4/01/43 ..............................................................     18,000,000        18,012,600
          Series F1, 5.125%, 4/01/47 .............................................................     53,585,000        50,315,243
    Bell GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 ......................................      5,195,000         4,714,514
    Belmont-Redwood Shores School District GO, Election of 2005, Series A, FSA Insured,
       5.00%, 8/01/32 ............................................................................     10,000,000         9,316,000
    Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30 ............................      8,590,000         8,533,736
    Bonita USD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/27 .....................      5,100,000         5,101,989
    Brentwood 1915 Act Revenue, Infrastructure Financing, Reassessment, Refunding, Series A,
       FSA Insured, 5.80%, 9/02/17 ...............................................................      5,085,000         5,087,695
    Byron USD, GO, Series A, FGIC Insured, 5.00%, 8/01/31 ........................................      5,145,000         4,729,901
    Calexico USD, GO, MBIA Insured, Pre-Refunded, 5.25%, 8/01/33 .................................      4,285,000         4,987,697
    California Counties Lease Financing Authority COP, CSAC Financing Corp., Amador County
       Project, ETM, 7.70%, 10/01/09 .............................................................        375,000           375,195
    California County Tobacco Securitization Agency Tobacco Revenue,
          Asset-Backed, Alameda County, 5.875%, 6/01/35 ..........................................      7,500,000         4,713,450
          Asset-Backed, Golden Gate Corp., Series A, Pre-Refunded, 6.00%, 6/01/43 ................     10,000,000        11,444,100
          Asset-Backed, Kern County Corp., Series A, 6.125%, 6/01/43 .............................     28,135,000        17,315,123
          Asset-Backed, Kern County Corp., Series B, 6.25%, 6/01/37 ..............................     19,460,000        12,666,319
          Asset-Backed, Merced Funding Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 ............     10,235,000        11,707,817
          Asset-Backed, Sonoma County Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 .............     30,000,000        34,317,000
          Asset-Backed, Stanislaus Funding, Series A, 5.875%, 6/01/43 ............................      8,690,000         5,137,963
          Tobacco Settlement Asset-Backed, Gold Country Settlement Funding Corp., Pre-Refunded,
             6.00%, 6/01/38 ......................................................................     10,000,000        11,494,400
    California Educational Facilities Authority Revenue,
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/32 ...........      8,435,000         1,946,461
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/33 ...........      8,435,000         1,825,081
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/34 ...........      8,435,000         1,711,124
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/35 ...........      8,435,000         1,604,337
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/36 ...........      8,435,000         1,504,129
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/37 ...........      8,435,000         1,410,248
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/38 ...........      8,435,000         1,322,186
          Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/39 ...........      8,435,000         1,239,692
          Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/26 ..............      7,620,000         2,713,482
          Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/27 ..............      7,365,000         2,432,733
          Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/28 ..............      4,120,000         1,260,143


                               Annual Report | 23

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Educational Facilities Authority Revenue, (continued)
          Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/30 ..............   $  5,685,000   $     1,483,103
          Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/31 ..............      7,615,000         1,841,992
          Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/32 ..............      7,615,000         1,709,796
          Occidental College, Refunding, Series A, MBIA Insured, 5.00%, 10/01/36 .................      7,275,000         6,811,219
          Pepperdine University, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35 .............      7,720,000         7,244,294
          Pooled College and University, Series B, Pre-Refunded, 6.75%, 6/01/30 ..................     11,495,000        12,425,750
          Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26 ...................      5,800,000         2,183,642
          Stanford University, Refunding, Series O, 5.125%, 1/01/31 ..............................     15,750,000        15,747,952
    California Health Facilities Financing Authority Revenue,
          Casa Colina, 6.125%, 4/01/32 ...........................................................     10,300,000         8,095,388
          Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/18 ..........................     26,345,000        26,017,005
          Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ..........................    117,175,000       100,561,928
          Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 ............     12,500,000        12,497,500
          Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.00%, 7/01/17 ............      3,390,000         3,376,847
          Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.125%, 7/01/24 ...........      7,825,000         7,079,434
          Catholic Healthcare West, Series G, 5.25%, 7/01/23 .....................................      3,000,000         2,764,500
          Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 ...................      8,355,000         8,325,256
          Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 ....................     52,500,000        47,119,800
          County Program, Series B, 7.20%, 1/01/12 ...............................................      1,740,000         1,740,331
          Families First, Refunding, Series A, California Mortgage Insured, 6.00%, 12/01/25 ......      9,500,000         9,674,610
          Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22 .......      1,340,000         1,340,013
          Health Facility, Valleycare, Series A, California Mortgage Insured, Pre-Refunded,
             5.25%, 5/01/22 ......................................................................      5,000,000         5,582,650
          Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 .....................      7,420,000         7,329,253
          Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ..............................     67,900,000        51,002,406
          Insured Health Facility, Help Group, Series A, California Mortgage Insured, 6.10%,
             8/01/25 .............................................................................     12,905,000        13,082,831
          Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .......................................     46,000,000        46,351,440
          Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/20 ..........................     32,295,000        32,332,785
          Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/24 ..........................    136,775,000       136,903,568
          Kaiser Permanente, Series A, zero cpn., 10/01/11 .......................................     13,970,000        12,493,092
          Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ......................................      7,515,000         7,613,221
          Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ......................................     38,260,000        38,369,424
          Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ......................................     38,020,000        38,080,072
          Kaiser Permanente, Series B, ETM, 5.40%, 5/01/28 .......................................     80,000,000        80,611,200
          Lucile Salter Packard Hospital, Series C, AMBAC Insured, 5.00%, 8/15/26 ................      6,000,000         5,803,500
          Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%,
             11/01/28 ............................................................................      5,500,000         4,804,470
          Northern California Presbyterian, Refunding, 5.40%, 7/01/28 ............................      6,340,000         4,669,537
          Paradise Valley Estates, Refunding, California Mortgage Insured, 5.125%, 1/01/22 .......      6,610,000         6,271,832
          Paradise Valley Estates, Refunding, California Mortgage Insured, 5.25%, 1/01/26 ........      5,000,000         4,525,850
          Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 .............      8,500,000         7,962,885
          Providence Health and Services, Series C, 6.25%, 10/01/28 ..............................      4,000,000         4,180,440
          Providence Health and Services, Series C, 6.50%, 10/01/38 ..............................      6,500,000         6,775,600
          Small Facilities Program, Refunding, Series A, FGIC Insured, 5.00%, 4/01/25 ............     10,915,000         9,697,868


                               24 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue, (continued)
          Southern California, Series A, California Mortgage Insured, 5.50%, 12/01/22 ............   $  2,940,000   $     2,903,662
          Sutter Health, Refunding, Series A, FSA Insured, 5.25%, 8/15/27 ........................      1,815,000         1,815,091
          Sutter Health, Refunding, Series A, MBIA Insured, 5.35%, 8/15/28 .......................      6,170,000         5,864,153
          Sutter Health, Series A, 5.00%, 8/15/38 ................................................     35,300,000        29,609,993
          Sutter Health, Series A, 5.00%, 11/15/42 ...............................................     40,000,000        32,702,000
          Sutter Health, Series A, 5.25%, 11/15/46 ...............................................     75,390,000        63,899,056
          Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ...................................     61,000,000        57,898,150
          Sutter Health, Series A, MBIA Insured, 5.375%, 8/15/30 .................................     10,600,000        10,176,742
          Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.35%, 8/15/28 ....................        480,000           491,698
          The Episcopal Home, California Mortgage Insured, 5.30%, 2/01/32 ........................     28,150,000        23,773,238
          University of California San Francisco-Stanford Health Care, Refunding, Series B,
             AMBAC Insured, 5.00%, 11/15/28 ......................................................     25,000,000        21,900,000
          University of California San Francisco-Stanford Health Care, Refunding, Series B,
             FSA Insured, 5.00%, 11/15/31 ........................................................     26,920,000        21,983,680
    California HFAR,
          Class 1, Series B-1, AMBAC Insured, 5.65%, 8/01/28 .....................................      1,580,000         1,378,740
          Home Mortgage, Capital Appreciation, Series A, zero cpn., 8/01/16 ......................        520,000           254,670
          Home Mortgage, Series K, 4.75%, 8/01/36 ................................................      5,000,000         3,666,300
          Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10, 6.30% thereafter,
             8/01/31 .............................................................................      2,605,000         2,481,549
          MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 .......................................      1,235,000         1,235,741
          MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 .......................................     11,950,000        10,394,110
    California Infrastructure and Economic Development Bank Revenue,
          Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
             7/01/33 .............................................................................      5,000,000         5,577,350
          Bay Area Toll Bridges, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%,
             7/01/29 .............................................................................     50,985,000        55,931,565
          Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31 .............................     10,000,000         8,797,000
          Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31 ............................     34,000,000        31,124,620
    California Municipal Finance Authority COP, Community Hospitals of Central California,
       5.25%,
          2/01/37 ................................................................................     37,100,000        25,414,242
          2/01/46 ................................................................................     90,650,000        58,709,472
    California PCFA, PCR,
          Pacific Gas and Electric Co., Refunding, Series A, MBIA Insured, 5.35%, 12/01/16 .......     31,500,000        30,385,530
          San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ...............................     32,535,000        32,528,818
    California Resource Efficiency Financing Authority COP, Capital Improvements Program,
       AMBAC Insured,
          5.625%, 4/01/22 ........................................................................        325,000           325,254
          5.75%, 4/01/27 .........................................................................        475,000           475,067
    California State Department of Veteran Affairs Home Purchase Revenue,
          Refunding, Series A, 5.40%, 12/01/28 ...................................................      9,580,000         9,608,261
          Refunding, Series B, 5.50%, 12/01/18 ...................................................      2,500,000         2,500,000
          Series A, 5.20%, 12/01/27 ..............................................................     17,110,000        17,113,764
          Series B, 5.20%, 12/01/28 ..............................................................      3,620,000         3,620,833


                               Annual Report | 25

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State Department of Water Resources Central Valley Project Revenue,
       Water System,
          Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ....................................   $ 19,885,000   $    19,885,994
          Refunding, Series S, 5.00%, 12/01/29 ...................................................     24,085,000        24,084,037
          Refunding, Series U, 5.00%, 12/01/29 ...................................................     11,945,000        11,950,375
          Refunding, Series Y, FGIC Insured, 5.00%, 12/01/25 .....................................     19,725,000        20,064,270
          Series Y, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 ..................................        275,000           313,085
    California State Department of Water Resources Power Supply Revenue, Series A,
       Pre-Refunded,
          5.25%, 5/01/20 .........................................................................     40,000,000        45,304,800
          5.375%, 5/01/21 ........................................................................     22,000,000        25,000,580
          5.375%, 5/01/22 ........................................................................     34,020,000        38,659,988
    California State GO,
          6.00%, 5/01/24 .........................................................................      2,565,000         2,566,283
          5.125%, 4/01/25 ........................................................................      3,500,000         3,336,480
          5.20%, 4/01/26 .........................................................................     13,500,000        12,884,400
          5.25%, 4/01/27 .........................................................................          5,000             4,765
          5.25%, 4/01/34 .........................................................................         20,000            17,976
          5.00%, 8/01/34 .........................................................................     58,000,000        50,529,020
          AMBAC Insured, 5.90%, 3/01/25 ..........................................................        210,000           210,109
          AMBAC Insured, 5.00%, 4/01/31 ..........................................................         20,000            17,764
          AMBAC Insured, Pre-Refunded, 5.00%, 4/01/31 ............................................     29,980,000        34,250,051
          FGIC Insured, 6.00%, 8/01/19 ...........................................................        905,000           906,774
          FGIC Insured, 5.625%, 10/01/26 .........................................................      6,345,000         6,350,013
          FSA Insured, 5.50%, 4/01/19 ............................................................        540,000           540,281
          FSA Insured, 5.50%, 3/01/20 ............................................................        415,000           415,216
          MBIA Insured, 6.00%, 8/01/24 ...........................................................        990,000           990,792
          Pre-Refunded, 5.25%, 10/01/23 ..........................................................      7,720,000         8,247,276
          Pre-Refunded, 5.25%, 10/01/23 ..........................................................      1,530,000         1,633,306
          Pre-Refunded, 5.25%, 4/01/27 ...........................................................      4,995,000         5,765,529
          Pre-Refunded, 5.00%, 2/01/29 ...........................................................     13,000,000        14,380,730
          Pre-Refunded, 5.25%, 2/01/29 ...........................................................        310,000           345,073
          Pre-Refunded, 5.25%, 4/01/29 ...........................................................      5,580,000         6,440,771
          Pre-Refunded, 5.25%, 2/01/30 ...........................................................        140,000           155,840
          Pre-Refunded, 5.25%, 4/01/32 ...........................................................      9,835,000        11,027,887
          Pre-Refunded, 5.25%, 4/01/34 ...........................................................     19,980,000        23,062,115
(a)       Principal MUNI RAES, Series 8, 4/01/09 .................................................      9,000,000         9,000,000
          Refunding, 5.625%, 9/01/24 .............................................................        255,000           255,130
          Refunding, 5.25%, 2/01/29 ..............................................................     24,000,000        22,355,520
          Refunding, 5.25%, 2/01/29 ..............................................................      9,690,000         9,098,619
          Refunding, 5.25%, 2/01/30 ..............................................................     29,860,000        27,637,520
          Refunding, 5.25%, 4/01/32 ..............................................................        165,000           150,209
          Refunding, Series BR, 5.30%, 12/01/29 ..................................................     13,000,000        11,318,060
          Various Purpose, 5.125%, 4/01/24 .......................................................      7,500,000         7,200,525
          Various Purpose, 5.25%, 12/01/26 .......................................................        145,000           138,397
          Various Purpose, Pre-Refunded, 5.25%, 12/01/26 .........................................     12,770,000        14,801,962


                               26 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
          Various Purpose, Refunding, 5.00%, 6/01/32 .............................................   $ 30,500,000   $    26,823,835
          Various Purpose, Refunding, 5.25%, 3/01/38 .............................................     60,045,000        53,424,438
          Various Purpose, Refunding, FSA Insured, 5.00%, 6/01/32 ................................     20,000,000        18,635,600
          Various Purpose, Refunding, MBIA Insured, 5.00%, 6/01/37 ...............................     31,000,000        26,709,290
    California State Local Government Finance Authority Revenue, Marin Valley Mobile, Series A,
       FSA Insured, 5.85%, 10/01/27 ..............................................................      5,955,000         5,963,516
    California State Public Works Board Lease Revenue,
          California Science Center, Series A, 5.25%, 10/01/22 ...................................      8,645,000         8,636,701
          Department of Corrections, Series C, 5.00%, 6/01/24 ....................................     12,225,000        11,372,795
          Department of Corrections, Series C, 5.00%, 6/01/25 ....................................      4,810,000         4,410,289
          Department of Corrections, Series C, 5.25%, 6/01/28 ....................................     25,475,000        23,172,569
          Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25 ........................     12,000,000        11,000,640
          Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 .......................     56,500,000        49,778,195
          Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19 ..........      7,500,000         7,510,800
          Various California Community Colleges Projects, Refunding, Series A, 5.90%, 4/01/17 ....      8,320,000         8,342,630
    California State University Revenue, Systemwide,
          Refunding, Series A, FSA Insured, 5.00%, 11/01/34 ......................................      5,000,000         4,704,400
          Refunding, Series C, MBIA Insured, 5.00%, 11/01/30 .....................................     15,490,000        14,399,504
          Series A, AMBAC Insured, 5.00%, 11/01/35 ...............................................     15,925,000        14,408,144
          Series A, FSA Insured, 5.00%, 11/01/29 .................................................     10,000,000         9,724,100
    California Statewide CDA,
          Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia Court, Series A,
             Radian Insured, 4.60%, 2/01/37 ......................................................      5,010,000         3,324,085
          COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 ............................      5,575,000         6,041,126
          COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 ............................      2,415,000         2,613,489
          COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ..................................     37,685,000        26,907,090
          COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ...........................................     32,200,000        32,607,008
          COP, MBIA Insured, 5.00%, 4/01/18 ......................................................      7,000,000         6,104,000
          COP, MBIA Insured, 5.125%, 4/01/23 .....................................................      6,000,000         4,834,680
          COP, Refunding, FSA Insured, 5.50%, 8/15/31 ............................................      9,000,000         9,049,860
          COP, The Internext Group, 5.375%, 4/01/17 ..............................................      8,700,000         7,392,999
          COP, The Internext Group, 5.375%, 4/01/30 ..............................................     67,480,000        45,714,326
          MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ...................      7,097,000         7,268,676
    California Statewide CDA Revenue,
          5.50%, 10/01/33 ........................................................................     45,465,000        39,971,464
          Catholic Healthcare West, Refunding, Series L, Assured Guaranty, 5.25%, 7/01/41 ........     13,000,000        11,666,070
          Catholic Healthcare West, Series A, 5.50%, 7/01/30 .....................................     10,000,000         9,110,000
          Catholic Healthcare West, Series E, 5.50%, 7/01/31 .....................................     15,000,000        13,909,650
          CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.50%, 5/15/26 ...................      9,500,000         7,715,615
          CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/40 ...................     59,000,000        47,266,670
          Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 .......................      6,000,000         4,428,420
          Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30 .......................      5,000,000         3,330,650
          Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35 .......................     13,900,000         8,905,452
          Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39 .......................     29,980,000        17,945,728
          Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25 .......................      3,875,000         2,808,561
          East Campus Apartments LLC, Series A, ACA Insured, 5.50%, 8/01/22 ......................     11,000,000         9,059,930
          East Campus Apartments LLC, Series A, ACA Insured, 5.625%, 8/01/34 .....................     25,000,000        18,068,750


                               Annual Report | 27

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue, (continued)
          Enloe Medical Center, California Mortgage Insured, 6.25%, 8/15/33 ......................   $ 20,000,000   $    19,016,200
          Enloe Medical Center, California Mortgage Insured, 5.75%, 8/15/38 ......................     36,500,000        32,021,815
          Health Facility, Adventist Health, Series A, 5.00%, 3/01/30 ............................      6,300,000         5,112,198
          Henry Mayo Newhall Memorial Hospital, California Mortgage Insured, 5.00%,
             10/01/37 ............................................................................      5,000,000         3,974,600
          Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27 ................................     22,000,000        18,600,780
          Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35 ................................     50,000,000        39,732,500
          Insured Health Facility, Jewish Home, California Mortgage Insured, 5.50%, 11/15/33 .....     20,400,000        18,153,756
          Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33 .................................     24,590,000        19,428,559
          Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31 ...................     10,000,000         9,842,700
          Kaiser Permanente, Series A, 5.50%, 11/01/32 ...........................................     27,000,000        23,702,760
          Kaiser Permanente, Series B, 5.00%, 3/01/41 ............................................     39,980,000        32,083,150
          Kaiser Permanente, Series B, 5.25%, 3/01/45 ............................................    177,235,000       146,741,718
          Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37 .........     20,000,000        15,770,600
          Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 ..............     10,000,000         8,373,600
          Methodist Hospital of Southern California Project, FHA Insured, 6.25%, 8/01/24 .........     14,270,000        14,739,911
          Methodist Hospital of Southern California Project, FHA Insured, 6.625%, 8/01/29 ........     22,500,000        23,236,200
          Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38 .........     22,000,000        22,740,740
          Mission Community, California Mortgage Insured, 5.375%, 11/01/21 .......................      7,670,000         7,701,677
          Mission Community, California Mortgage Insured, 5.375%, 11/01/26 .......................      9,755,000         9,130,192
          Refunding, California Mortgage Insured, 5.50%, 1/01/28 .................................      3,615,000         3,390,762
          Series B, 5.625%, 8/15/42 ..............................................................     51,000,000        47,696,730
          St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 .......................     30,275,000        28,237,190
          St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ........................     15,300,000        14,054,274
          Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32 ..................      4,945,000         3,262,167
          Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ....................................    103,300,000        84,247,348
          Sutter Health, Series B, 5.25%, 11/15/48 ...............................................     15,000,000        12,658,500
          Sutter Health, Series C, 5.00%, 11/15/38 ...............................................     23,925,000        20,019,004
    California Statewide CDA Revenue COP,
          Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
             zero cpn., 8/01/09 ..................................................................      6,450,000         6,430,586
          Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
             zero cpn., 8/01/10 ..................................................................      6,745,000         6,651,852
          Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
             zero cpn., 8/01/11 ..................................................................      3,115,000         3,007,813
          CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, Pre-Refunded,
             ETM, 5.75%, 10/01/25 ................................................................     24,545,000        28,862,465
          Southern California Development Corp., California Mortgage Insured, 6.10%,
             12/01/15 ............................................................................      1,700,000         1,699,762
    California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
          Series A, FSA Insured, 5.25%, 10/01/24 .................................................      3,925,000         4,078,507
          Series A, FSA Insured, 5.00%, 10/01/29 .................................................      1,095,000         1,078,444
          Series A, FSA Insured, Pre-Refunded, 5.25%, 10/01/24 ...................................      1,075,000         1,254,514
          Series A, FSA Insured, Pre-Refunded, 5.00%, 10/01/29 ...................................      1,905,000         2,202,542
          Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ...................................      1,515,000         1,585,114
    California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27 ..........................      4,915,000         4,790,700


                               28 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
       Refunding, AMBAC Insured, 5.00%, 9/01/36 ..................................................   $  7,800,000   $     6,533,982
    Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
       10/01/33 ..................................................................................      5,000,000         4,108,600
    Campbell USD,
          GO, Series A, FGIC Insured, 5.00%, 8/01/28 .............................................      5,205,000         5,179,131
          GO, Series E, FSA Insured, 5.00%, 8/01/29 ..............................................      6,260,000         6,204,349
          Series B, FGIC Insured, zero cpn., 8/01/20 .............................................      5,000,000         2,908,700
          Series B, FGIC Insured, zero cpn., 8/01/21 .............................................      6,280,000         3,420,402
    Capistrano University School CFD Special Tax, Number 90-2 Talega,
          5.875%, 9/01/33 ........................................................................      5,785,000         4,556,440
          6.00%, 9/01/33 .........................................................................      7,100,000         5,688,023
    Centinela Valley UHSD, GO, Refunding, Series A, MBIA Insured, 5.50%, 8/01/33 .................     15,630,000        14,154,528
    Central California Joint Powers Health Financing Authority COP, Community Hospitals of
       Central California,
          Pre-Refunded, 6.00%, 2/01/20 ...........................................................      3,950,000         4,170,252
          Pre-Refunded, 5.625%, 2/01/21 ..........................................................      6,750,000         7,391,925
          Pre-Refunded, 6.00%, 2/01/30 ...........................................................     19,960,000        21,072,970
          Pre-Refunded, 5.75%, 2/01/31 ...........................................................     18,070,000        19,829,295
    Cerritos Community College District GO, Election of 2004, Series B, MBIA Insured, 5.00%,
       8/01/31 ...................................................................................     16,580,000        15,786,315
    Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
       5.00%, 11/01/22 ...........................................................................      6,675,000         5,713,466
    Chabot-Las Positas Community College District GO,
          Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/38 ................     52,010,000         8,433,942
          Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/39 ................     54,045,000         8,236,998
          Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/40 ................     56,165,000         8,020,924
          Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/41 ................     58,365,000         7,833,167
          Election of 2004, Series B, AMBAC Insured, 5.00%, 8/01/31 ..............................     11,500,000        11,167,880
          Series B, AMBAC Insured, 5.00%, 8/01/30 ................................................     17,330,000        16,994,664
    Chaffey UHSD, GO,
          Series B, 5.00%, 8/01/25 ...............................................................      6,510,000         6,518,072
          Series C, FSA Insured, 5.00%, 5/01/27 ..................................................      6,980,000         6,906,012
    Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project,
       AMBAC Insured, 5.00%, 4/01/32 .............................................................      5,000,000         3,767,350
    Chino Valley USD, GO, Election of 2002, Series D, FGIC Insured, 5.00%, 8/01/31 ...............     23,825,000        21,902,799
    Chula Vista COP, Cops Phase I, MBIA Insured, 5.00%, 3/01/34 ..................................     10,360,000         9,002,840
    Chula Vista IDR,
          Adjustment, San Diego Gas and Electric Co., Series B, 5.50%, 12/01/21 ..................     14,000,000        12,502,700
          Daily, San Diego Gas and Electric Co., Series A, 5.30%, 7/01/21 ........................      8,500,000         8,151,840
    Claremont RDA Tax Allocation, Consolidated Redevelopment Project, Refunding, 5.50%,
       8/01/23 ...................................................................................      4,950,000         4,355,456
    Colton Joint USD, GO, Election of 2001, Series B, FGIC Insured, 5.00%, 8/01/27 ...............      7,000,000         6,529,600
    Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 ..............................      1,210,000         1,204,966
    Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
       Radian Insured, 5.125%, 8/01/35 ...........................................................      8,025,000         5,571,758
    Compton USD, GO, AMBAC Insured, 5.00%, 6/01/29 ...............................................      5,660,000         5,257,234
    Contra Costa Community College District GO, Election of 2002, FGIC Insured, 5.00%,
       8/01/26 ...................................................................................     11,700,000        11,881,818


                               Annual Report | 29

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, zero cpn.,
       11/01/15 ..................................................................................   $  6,810,000   $     5,697,518
    Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 ...........      7,700,000         3,300,143
    Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 ...........      7,135,000         2,906,371
    Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 ...........      6,275,000         2,818,730
    Corcoran Hospital District Revenue, Series A, California Mortgage Insured, 6.55%,
       7/01/12 ...................................................................................        500,000           500,105
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .................     13,880,000        15,161,818
    Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.40%, 9/01/35 ..........................      7,140,000         5,221,268
    Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
       MBIA Insured, 5.00%, 9/01/34 ..............................................................      6,115,000         4,945,017
    CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 .............      1,845,000         1,845,387
    Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27 ..............................      6,365,000         6,064,763
    Daly City Housing Development Finance Agency Mobile Home Park Revenue,
       Senior Franciscan Mobile Park, Refunding, Series A, 5.00%, 12/15/47 .......................     20,645,000        13,510,707
    Delano UHSD, GO,
          Election of 2005, Series A, XLCA Insured, 5.00%, 8/01/31 ...............................      5,160,000         4,421,243
          Refunding, Series A, MBIA Insured, 5.15%, 2/01/32 ......................................      8,520,000         6,755,423
    Desert Community College District GO, Capital Appreciation Bonds, Series C, FSA Insured,
       zero cpn., 8/01/46 ........................................................................    396,230,000        38,557,141
    Desert Sands USD, GO, Election of 2001, FSA Insured, Pre-Refunded, 5.00%, 6/01/29 ............     16,425,000        18,881,687
    Downey USD, GO, Election of 2002, Series C, FSA Insured, Pre-Refunded, 5.00%,
       2/01/30 ...................................................................................      4,860,000         5,572,330
    Duarte COP, Refunding, Series A, 5.25%,
          4/01/19 ................................................................................      5,000,000         4,878,600
          4/01/24 ................................................................................      5,000,000         4,467,000
          4/01/31 ................................................................................     12,500,000        10,208,375
    East Bay MUD Water System Revenue,
          Refunding, Series A, FGIC Insured, 5.00%, 6/01/37 ......................................     99,545,000        96,611,409
          Series A, MBIA Insured, 5.00%, 6/01/28 .................................................      7,000,000         7,058,590
          Series A, MBIA Insured, 5.00%, 6/01/29 .................................................     27,495,000        27,608,829
          Series A, MBIA Insured, 5.00%, 6/01/30 .................................................     15,000,000        14,998,950
          Series A, MBIA Insured, 5.00%, 6/01/35 .................................................     27,505,000        26,759,614
    East Side UHSD Santa Clara County GO, Series F, FSA Insured, 5.00%, 8/01/35 ..................     19,000,000        17,457,770
    Eastern Municipal Water District Water and Sewer Revenue COP, Series B, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/30 ..............................................................     21,370,000        23,332,193
    El Camino Hospital District Revenue, Series A, ETM, 7.25%, 8/15/09 ...........................      1,560,000         1,599,874
    El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center Project,
       California Mortgage Insured, 5.25%, 3/01/26 ...............................................      8,500,000         7,577,155
    El Dorado County Special Tax, CFD No. 1992-1,
          5.875%, 9/01/24 ........................................................................      4,475,000         3,630,612
          6.00%, 9/01/31 .........................................................................      8,850,000         6,699,008
          Refunding, 6.25%, 9/01/29 ..............................................................     19,750,000        15,094,332
    El Paso de Robles GO, Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, zero cpn.,
          8/01/16 ................................................................................      2,050,000         1,417,903
          8/01/22 ................................................................................     11,485,000         5,649,012
          8/01/27 ................................................................................     11,495,000         4,252,690
    El Rancho USD, GO, Election of 2003, Series A, FGIC Insured, 5.00%, 8/01/28 ..................      5,635,000         5,191,187


                               30 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Elk Grove USD, Special Tax, Capital Appreciation, CFD 1, MBIA Insured, zero cpn.,
          12/01/19 ...............................................................................   $  2,775,000   $     1,569,124
          12/01/20 ...............................................................................      2,765,000         1,384,187
          12/01/21 ...............................................................................      4,195,000         2,007,643
          12/01/22 ...............................................................................      4,195,000         1,851,589
          12/01/23 ...............................................................................      4,195,000         1,612,222
          12/01/24 ...............................................................................      4,200,000         1,566,138
    Emeryville PFAR,
          Housing Increment Loan, 6.20%, 9/01/25 .................................................      3,115,000         3,115,467
          Shellmound Park Redevelopment and Housing Project, Refunding, Series B, MBIA Insured,
             5.00%, 9/01/28 ......................................................................     10,000,000         9,418,900
    Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured, 5.00%, 4/01/42 .............     10,000,000         8,508,400
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
       MBIA Insured, 5.00%, 3/01/33 ..............................................................      8,715,000         7,056,884
    Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
       5.50%, 10/01/27 ...........................................................................     12,500,000        12,009,500
    Fontana USD, GO, Convertible Capital Appreciation, Series D, FGIC Insured, 5.80%,
       5/01/17 ...................................................................................      4,685,000         4,798,611
    Foothill-De Anza Community College District GO,
          Capital Appreciation, zero cpn., 8/01/27 ...............................................      5,205,000         1,831,796
          MBIA Insured, zero cpn., 8/01/26 .......................................................      5,290,000         2,000,995
    Foothill/Eastern Corridor Agency Toll Road Revenue,
          Capital Appreciation, Refunding, zero cpn., 1/15/21 ....................................     51,180,000        19,343,993
          Capital Appreciation, Refunding, zero cpn., 1/15/25 ....................................     57,000,000        14,841,090
          Capital Appreciation, Refunding, zero cpn., 1/15/30 ....................................     98,460,000        15,612,802
          Capital Appreciation, Refunding, zero cpn., 1/15/31 ....................................     14,635,000         2,119,441
          Capital Appreciation, Refunding, zero cpn., 1/15/32 ....................................    100,000,000        13,224,000
          Capital Appreciation, Refunding, zero cpn., 1/15/33 ....................................    132,460,000        15,991,896
          Capital Appreciation, Refunding, zero cpn., 1/15/34 ....................................    100,000,000        11,020,000
          Capital Appreciation, Refunding, zero cpn., 1/15/35 ....................................     20,000,000         2,011,400
          Capital Appreciation, Refunding, zero cpn., 1/15/36 ....................................    182,160,000        16,671,283
          Capital Appreciation, Refunding, zero cpn., 1/15/37 ....................................    170,615,000        14,282,182
          Capital Appreciation, Refunding, zero cpn., 1/15/38 ....................................    160,560,000        12,258,756
          Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.80% thereafter, 1/15/20 .......     49,500,000        39,813,840
          Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 .......     10,000,000         7,662,400
          Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/26 ......     30,000,000        21,933,000
          Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/27 ......     80,835,000        58,172,908
          Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/28 ......     80,500,000        57,046,325
          Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/29 ......    112,230,000        78,346,641
          Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22 ...................     30,835,000        18,268,196
          Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23 ...................      5,765,000         3,229,841
          Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24 ...................     72,045,000        38,142,784
          Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28 ...................      2,000,000           817,540
          Capital Appreciation, senior lien, Series A, Pre-Refunded, 7.15%, 1/01/14 ..............      5,500,000         5,880,985
          Refunding, 5.75%, 1/15/40 ..............................................................    395,510,000       287,239,137
          senior lien, Series A, 5.00%, 1/01/35 ..................................................     15,955,000        10,574,974
          senior lien, Series A, ETM, zero cpn., 1/01/25 .........................................     20,660,000        10,127,325
          senior lien, Series A, ETM, zero cpn., 1/01/26 .........................................     23,475,000        10,836,999


                               Annual Report | 31

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Foothill/Eastern Corridor Agency Toll Road Revenue, (continued)
          senior lien, Series A, ETM, zero cpn., 1/01/27 .........................................   $ 15,000,000   $     6,476,100
          senior lien, Series A, ETM, zero cpn., 1/01/29 .........................................     35,310,000        13,550,566
          senior lien, Series A, Pre-Refunded, 7.10%, 1/01/12 ....................................      8,000,000         8,551,200
    Fremont GO, Election of 2002, Fire Safety Project, Series B, FGIC Insured, 5.00%,
       8/01/34 ...................................................................................      7,235,000         7,101,948
    Fremont USD Alameda County GO, Election 2002, Series B, FSA Insured, 5.00%,
       8/01/28                               . ...................................................     10,000,000        10,004,700
    Glendale Community College District GO, FGIC Insured, zero cpn., 8/01/28 .....................     15,000,000         4,756,050
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
          Asset-Backed, Refunding, Series A, FGIC Insured, 5.00%, 6/01/45 ........................     20,000,000        14,601,600
          Asset-Backed, Senior Series A-1, 5.125%, 6/01/47 .......................................      5,000,000         2,575,050
          Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ........................................     77,500,000        44,261,800
          Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ............................     64,000,000        46,725,120
          Enhanced, Asset-Backed, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/30 .............     34,150,000        27,612,324
          Enhanced, Asset-Backed, Refunding, Series A, Radian Insured, 5.00%, 6/01/45 ............     30,000,000        21,902,400
          Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.50%, 6/01/33 .........................     15,000,000        16,925,700
          Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ........................    138,000,000       156,398,160
          Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.50%, 6/01/43 .........................     57,000,000        64,317,660
          Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ......................................     14,085,000        10,283,177
          Series A-1, Pre-Refunded, 6.75%, 6/01/39 ...............................................      5,290,000         6,218,818
    Hartnell Community College District GO, Election of 2002, Series A, MBIA Insured,
       Pre-Refunded, 5.00%, 8/01/27 ..............................................................      5,020,000         5,730,832
    Hawaiian Gardens RDA Tax Allocation, Project No. 1, ETM, 8.00%, 12/01/10 .....................      1,630,000         1,699,943
    Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C,
       Assured Guaranty, zero cpn., 8/01/48 ......................................................     37,665,000         2,809,809
    Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24 ........      8,925,000         8,926,785
    Huntington Beach City and School District, Capital Appreciation, Election of 2002, Series A,
       FGIC Insured, zero cpn., 8/01/28 ..........................................................     10,005,000         3,270,234
    Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%, 8/01/29 .....................     11,000,000        10,698,270
    Imperial Irrigation District Electric Revenue, System, Refunding, BHAC Insured, 5.125%,
       11/01/38 ..................................................................................      4,800,000         4,896,288
    Indio Water Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/36 ...........................     18,020,000        15,442,599
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
       Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .......................................      2,710,000         2,815,744
    Inland Empire Tobacco Securitization Authority Tobacco Settlement Revenue,
       Capital Appreciation, Series B, zero cpn. to 12/01/11, 5.75% thereafter, 6/01/26 ..........     35,000,000        18,209,100
    Intercommunity Hospital Financing Authority COP, Northbay Healthcare System, Refunding,
       ACA Insured, 5.25%, 11/01/19 ..............................................................     10,550,000         8,782,664
    Irvine 1915 Act Special Assessment, Limited Obligation,
          AD No. 00-18, Group 4, 5.375%, 9/02/26 .................................................      2,500,000         2,148,575
          AD No. 03-19, Group 2, Refunding, 5.45%, 9/02/23 .......................................      2,000,000         1,749,260
          AD No. 03-19, Group 2, Refunding, 5.50%, 9/02/29 .......................................      4,295,000         3,404,131
    Irvine USD Financing Authority Special Tax, Series A,
          5.00%, 9/01/26 .........................................................................      3,000,000         2,345,670
          5.125%, 9/01/36 ........................................................................     11,180,000         7,892,409
    Kaweah Delta Health Care District GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 .........     16,500,000        14,431,395
    Kern Community College District COP, AMBAC Insured, 5.00%, 3/01/34 ...........................     15,000,000        13,640,850


                               32 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Kern County Board of Education COP, Refunding, Series A, MBIA Insured, 5.20%,
       5/01/28 ...................................................................................   $  3,150,000   $     2,947,266
    Kern High School District GO, Election of 1990, Series E, FGIC Insured, 5.125%,
       8/01/33 ...................................................................................      5,275,000         4,970,580
    La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 ................................................         90,000            92,297
    La Palma Community Development Commission Tax Allocation, La Palma Community
       Development Project No. 1, Refunding, 6.10%, 6/01/22 ......................................      2,210,000         2,088,826
    La Quinta RDA Tax Allocation, Redevelopment Project Area No. 1, AMBAC Insured, 5.125%,
       9/01/32 ...................................................................................     10,825,000         8,812,633
    Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34 ..................................      5,375,000         3,686,498
    Lake Elsinore PFA Tax Allocation Revenue,
          Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 ............      6,750,000         6,750,473
          Series A, 5.50%, 9/01/30 ...............................................................     15,550,000        12,190,423
    Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 ......................          5,000             7,504
    Lemon Grove CDA Tax Allocation, Refunding, 5.75%, 8/01/28 ....................................      8,115,000         7,088,777
    Local Medical Facilities Financing Authority COP, California Mortgage Insured, 7.55%,
       3/01/20 ...................................................................................        785,000           785,447
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A,
          5.00%, 12/01/23 ........................................................................      9,200,000         6,688,768
          8.25%, 12/01/38 ........................................................................     35,000,000        32,940,950
    Long Beach Bond Finance Authority Lease Revenue, Aquarium of The South Pacific,
       Refunding, AMBAC Insured, 5.00%, 11/01/26 .................................................     20,000,000        16,605,000
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
          5.50%, 11/15/28 ........................................................................      8,000,000         5,459,280
          5.00%, 11/15/29 ........................................................................     17,465,000        10,997,187
          5.50%, 11/15/30 ........................................................................      5,000,000         3,350,150
          5.00%, 11/15/35 ........................................................................     69,800,000        41,720,856
          5.50%, 11/15/37 ........................................................................     35,000,000        22,466,500
    Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
       Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 ........................................     14,935,000        13,236,891
    Los Angeles Community College District GO,
          Election of 2001, Series A, FGIC Insured, 5.00%, 8/01/32 ...............................     21,500,000        20,310,835
          Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ...................................     59,275,000        64,917,980
    Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
          8/01/24 ................................................................................      4,000,000         4,040,520
          8/01/31 ................................................................................      5,000,000         4,855,700
    Los Angeles County COP, Series 1992, California Mortgage Insured, 6.625%, 7/01/22 ............        875,000           875,271
    Los Angeles County Infrastructure and Economic Development Bank Revenue,
        County Department Public Social Services, AMBAC Insured, 5.00%, 9/01/35 ..................      7,765,000         6,838,868
    Los Angeles County MTA Sales Tax Revenue,
          Proposition A, Senior Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/24 ..............      5,000,000         5,514,050
          Proposition A, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/26 ...................         35,000            35,754
          Proposition C, Refunding, Series C, AMBAC Insured, 5.00%, 7/01/26 ......................     12,965,000        13,035,530
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
          District No. 14, Series B, FGIC Insured, 5.00%, 10/01/30 ...............................      7,000,000         6,239,030
          District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/34 ...........................     30,820,000        26,755,150
          Series A, MBIA Insured, 5.00%, 10/01/34 ................................................      7,110,000         6,356,198


                               Annual Report | 33

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles CRDA, Financing Authority Revenue, Pooled Financing, Beacon Normandie,
       Series B, 6.625%, 9/01/14 .................................................................   $    575,000   $       574,994
    Los Angeles CRDA Tax Allocation, Series G, ETM, 6.75%, 7/01/10 ...............................      4,365,000         4,489,621
    Los Angeles Department of Airports Revenue, Los Angeles International Airport, Series C,
       5.125%, 5/15/33 ...........................................................................     16,000,000        14,880,160
    Los Angeles Department of Water and Power Revenue,
          Power System, Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 ........................      2,000,000         2,006,360
          Power System, Series A, Sub Series A-1, 5.25%, 7/01/38 .................................     10,000,000         9,984,300
          Power System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37 ..................     12,345,000        11,804,659
          Power System, Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/31 ....................     10,000,000         9,906,500
          Power System, Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 ....................     63,435,000        61,712,740
          Power System, Series B, FSA Insured, 5.00%, 7/01/28 ....................................     10,575,000        10,658,648
          Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30 ....................................      7,000,000         6,954,150
          Series A, Sub Series A-2, MBIA Insured, 5.00%, 7/01/23 .................................      6,550,000         6,730,846
    Los Angeles Department of Water and Power Waterworks Revenue, System, Series A,
          Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36 ..........................................     14,385,000        13,567,788
          Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38 ..........................................     18,000,000        17,046,900
          Sub Series A-1, AMBAC Insured, 5.00%, 7/01/40 ..........................................     17,000,000        15,929,000
          Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44 ..........................................     60,000,000        55,785,600
    Los Angeles Harbor Department Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
       8/01/25 ...................................................................................     15,000,000        15,182,850
    Los Angeles USD,
          COP, Administration Building Project, Series B, AMBAC Insured, 5.00%, 10/01/31 .........     28,210,000        25,199,429
          GO, Election of 2002, Series B, AMBAC Insured, 4.50%, 7/01/31 ..........................     29,000,000        24,979,730
          GO, Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/30 ...........................        100,000            96,814
          GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/30 ..........................     13,815,000        13,374,854
          GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 ..........................      6,000,000         5,788,740
          GO, Refunding, Series A-1, MBIA Insured, 4.50%, 1/01/28 ................................     40,000,000        35,210,800
          GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28 ...............................    170,250,000       194,284,192
          GO, Series F, 5.00%, 7/01/29 ...........................................................      2,250,000         2,147,805
          GO, Series I, 5.00%, 7/01/29 ...........................................................     10,000,000         9,545,800
          GO, Series I, 5.00%, 1/01/34 ...........................................................     20,000,000        18,835,200
    Los Angeles Wastewater System Revenue, Refunding, Series A,
          5.00%, 6/01/39 .........................................................................     25,000,000        23,482,250
          FGIC Insured, 5.00%, 6/01/32 ...........................................................      6,000,000         5,745,660
          FSA Insured, 4.875%, 6/01/29 ...........................................................     34,335,000        32,866,492
          FSA Insured, 5.00%, 6/01/32 ............................................................     17,500,000        16,758,175
    Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
       9/01/28 ...................................................................................      6,470,000         6,561,745
    M-S-R Public Power Agency San Juan Project Revenue, Series E, MBIA Insured, 6.00%,
       7/01/22 ...................................................................................      6,330,000         6,398,364
    Madera County COP, Valley Children's Hospital, MBIA Insured,
          5.00%, 3/15/23 .........................................................................      8,500,000         7,195,505
          5.75%, 3/15/28 .........................................................................     27,500,000        23,994,575
(b) Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ...........      1,315,000         1,315,132
    Manhattan Beach COP, Metlox Public Improvements, 5.00%, 1/01/33 ..............................      5,575,000         5,416,113
    Manteca Financing Authority Sewer Revenue, Series A, MBIA Insured, 5.00%, 12/01/33 ...........      2,870,000         2,576,284


                               34 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC Insured,
       5.00%, 1/01/22 ............................................................................   $  5,000,000   $     4,663,100
    Metropolitan Water District of Southern California Waterworks Revenue, Series B1,
       FGIC Insured, 5.00%, 10/01/33 .............................................................      5,000,000         4,889,450
    Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, ETM,
          5.40%, 1/15/17 .........................................................................     12,155,000        13,680,331
          5.50%, 1/15/24 .........................................................................     11,790,000        13,317,630
    Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
       FGIC Insured, zero cpn.,
          8/01/21 ................................................................................      9,660,000         5,167,327
          8/01/23 ................................................................................     10,815,000         5,026,379
          5/01/27 ................................................................................     12,770,000         4,362,871
    Modesto Irrigation District COP, Refunding and Capital Improvements, Series B, 5.30%,
       7/01/22 ...................................................................................      3,800,000         3,800,000
    Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured, 5.20%,
       9/01/37 ...................................................................................      4,295,000         3,633,785
    Monterey Peninsula Community College District GO, Series C, FSA Insured, 5.00%,
       8/01/34 ...................................................................................     10,000,000         9,610,600
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, zero cpn.,
          8/01/27 ................................................................................      6,315,000         2,614,473
          8/01/28 ................................................................................      6,625,000         2,565,134
    Murrieta Valley USD,
          GO, FSA Insured, 4.50%, 9/01/28 ........................................................      5,300,000         4,623,508
          PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37 .......................      6,975,000         5,962,788
    Natomas USD, GO, Election of 2006, BHAC Insured, 5.00%, 8/01/32 ..............................     16,450,000        16,072,308
    Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 .................      1,385,000         1,384,986
    New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 8/01/23 ..........     14,700,000         6,699,966
    Norco RDA Tax Allocation, Area No. 1, Refunding, MBIA Insured, 5.125%, 3/01/30 ...............      8,515,000         7,545,312
    Northern California Power Agency Multiple Capital Facilities Revenue, Refunding, Series A,
       AMBAC Insured, 5.00%, 8/01/25 .............................................................     19,250,000        17,851,295
    Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1,
       Refunding, Series A, MBIA Insured,
          5.125%, 7/01/23 ........................................................................      6,270,000         6,142,343
          5.00%, 7/01/28 .........................................................................     12,510,000        11,857,353
          5.20%, 7/01/32 .........................................................................     12,930,000        11,488,693
    Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
          8/01/29 ................................................................................      5,755,000         5,381,501
          8/01/33 ................................................................................      5,590,000         4,991,255
    Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12 ......................      5,000,000         5,009,450
    Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
          5.50%, 8/15/24 .........................................................................      1,100,000           965,822
          5.60%, 8/15/28 .........................................................................      3,250,000         2,774,233
          5.625%, 8/15/34 ........................................................................      5,000,000         4,137,750
    Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
          5.15%, 8/15/29 .........................................................................      6,405,000         4,371,220
          5.20%, 8/15/34 .........................................................................     11,000,000         7,370,110


                               Annual Report | 35

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Orange County Water District Revenue COP, Series B, MBIA Insured,
          5.00%, 8/15/28 .........................................................................   $ 22,950,000   $    22,835,938
          5.00%, 8/15/34 .........................................................................     19,435,000        18,392,312
          ETM, 5.00%, 8/15/34 ....................................................................      4,140,000         4,207,358
    Oxnard Harbor District Revenue, ACA Insured, 5.60%, 8/01/19 ..................................     10,820,000         9,654,902
    Palmdale CRDA Tax Allocation,
          Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 ..................      6,980,000         5,429,672
          Merged Redevelopment Project Areas, sub. lien, AMBAC Insured, 5.50%, 12/01/29 ..........      2,980,000         2,490,148
    Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37 .....................     21,000,000        19,830,510
    Palomar Pomerado Health GO, Convertible Capital Appreciation, Election of 2004, Series A,
       Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38 .........................     36,000,000        18,055,440
    Peralta Community College District GO, Election of 2000, Series C, MBIA Insured, 5.00%,
          8/01/31 ................................................................................      4,105,000         3,828,692
          8/01/34 ................................................................................      6,920,000         6,327,164
    Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31 ........................................      5,000,000         4,398,750
    Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23 .................................     19,095,000         9,593,901
    Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21 .............................................      5,005,000         5,019,314
    Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 .....................      2,390,000         2,390,024
    Port of Oakland Revenue, Series L, FGIC Insured, 5.375%, 11/01/27 ............................      5,000,000         4,101,000
    Porterville COP, Infrastructure Financing Project, AMBAC Insured, 5.00%,
          7/01/30 ................................................................................      7,420,000         6,141,163
          7/01/36 ................................................................................      6,535,000         5,172,649
    Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
          5.875%, 8/01/15 ........................................................................      5,880,000         5,909,047
          6.00%, 8/01/20 .........................................................................      5,400,000         5,406,534
          6.00%, 8/01/28 .........................................................................     15,000,000        14,999,700
    Poway USD, GO, MBIA Insured, 5.00%, 8/01/27 ..................................................      5,020,000         5,021,606
    Ramona USD, COP, Convertible Capital Appreciation Bonds, Refunding, FGIC Insured,
       zero cpn. to 5/01/12, 5.00% thereafter, 5/01/32 ...........................................      5,500,000         4,104,155
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
          Pre-Refunded, 5.625%, 7/01/34 ..........................................................     10,000,000        11,746,900
          Refunding, Series A, 5.00%, 7/01/38 ....................................................     14,000,000        10,831,800
          Series A, 5.00%, 7/01/47 ...............................................................     60,000,000        45,205,800
    Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,
          8/15/16 ................................................................................      8,605,000         6,965,489
          8/15/17 ................................................................................     13,605,000        10,457,211
          8/15/18 ................................................................................     13,605,000         9,948,384
    Redding California Electricity System Revenue COP, Series A, FGIC Insured, 5.00%,
       6/01/35 ...................................................................................     12,725,000        11,016,414
    Redondo Beach PFAR, Wastewater System Financing Project, Series A, MBIA Insured,
       5.00%, 5/01/34 ............................................................................      5,060,000         4,898,232
    Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37 ..........................................     13,525,000        11,979,228
    Rialto USD, GO, Series A, FGIC Insured, zero cpn., 6/01/19 ...................................     13,985,000         8,585,392
    Richmond Joint Powers Financing Authority Revenue, Lease, Series A, MBIA Insured,
       Pre-Refunded, 5.00%,
          2/01/26 ................................................................................      6,500,000         7,057,115
          2/01/31 ................................................................................      7,000,000         7,599,970


                               36 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Riverside Community College District GO, Election of 2004, Series C, MBIA Insured, 5.00%,
       8/01/32 ...................................................................................   $  6,930,000   $     6,590,707
    Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
          MBIA Insured, zero cpn., 6/01/23 .......................................................     14,160,000         6,327,396
          MBIA Insured, zero cpn., 6/01/24 .......................................................     13,005,000         5,322,686
          Series A, 6.50%, 6/01/12 ...............................................................     20,125,000        22,086,785
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
       5.00%,
          11/01/30 ...............................................................................      9,905,000         9,077,635
          11/01/36 ...............................................................................      6,345,000         5,596,227
    Riverside County Flood Control and Water Conservation District Elsinore Valley AD, Zone 3,
       7.875%,
          9/01/09 ................................................................................        260,000           266,586
          9/01/10 ................................................................................        280,000           299,275
          9/01/11 ................................................................................        305,000           337,223
          9/01/12 ................................................................................        325,000           369,769
          9/01/13 ................................................................................        350,000           404,331
          9/01/14 ................................................................................        380,000           444,543
          9/01/15 ................................................................................        410,000           485,046
          9/01/16 ................................................................................        440,000           524,423
          9/01/17 ................................................................................        475,000           566,005
    Riverside County PFA, COP,
          5.75%, 5/15/19 .........................................................................      3,500,000         3,082,065
          5.80%, 5/15/29 .........................................................................     14,230,000        10,913,556
    Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding, Series A,
       XLCA Insured, 5.00%, 10/01/35 .............................................................     17,500,000        12,019,175
    Riverside County RDA Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
       Pre-Refunded, 5.125%, 10/01/35 ............................................................     17,035,000        19,134,904
    Riverside County SFMR, Capital Appreciation Mortgage,
          Series A, ETM, zero cpn., 9/01/14 ......................................................     20,220,000        17,685,827
          Series A, ETM, zero cpn., 11/01/20 .....................................................     25,055,000        14,731,588
          Series B, ETM, zero cpn., 6/01/23 ......................................................     26,160,000        12,803,227
    Riverside Electric Revenue, Issue D, FSA Insured, 5.00%, 10/01/33 ............................     10,000,000         9,644,200
    RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured,
       5.00%, 9/01/36 ............................................................................     10,090,000         7,214,653
    Rocklin USD, GO,
          Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/09 .......................      4,100,000         4,076,056
          Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/10 .......................      4,595,000         4,472,130
          Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/11 .......................      5,145,000         4,835,477
          Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/12 .......................      5,760,000         5,229,965
          Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/16 .......................     33,960,000        25,083,875
          Election of 2002, FGIC Insured, zero cpn., 8/01/25 .....................................      8,160,000         3,208,186
          Election of 2002, FGIC Insured, zero cpn., 8/01/26 .....................................      8,695,000         3,180,022
          Election of 2002, FGIC Insured, zero cpn., 8/01/27 .....................................      9,080,000         3,083,750
          Election of 2002, FGIC Insured, zero cpn., 8/01/28 .....................................     16,615,000         5,230,734
    Roseville City School District GO, Capital Appreciation, Series A, zero cpn.,
          8/01/11 ................................................................................      3,115,000         2,923,116
          8/01/17 ................................................................................     30,770,000        21,104,835


                               Annual Report | 37

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Roseville Electric System Revenue COP, FSA Insured, 5.00%,
          2/01/29 ................................................................................   $ 10,000,000   $     9,729,500
          2/01/34 ................................................................................     17,000,000        16,008,560
    Roseville Joint UHSD,
          Capital Appreciation, Series A, zero cpn., 8/01/10 .....................................      1,820,000         1,778,850
          Capital Appreciation, Series A, zero cpn., 8/01/11 .....................................      1,965,000         1,848,200
          Capital Appreciation, Series A, zero cpn., 8/01/17 .....................................     18,155,000        12,433,996
          GO, Election of 2004, Series B, FGIC Insured, 5.00%, 8/01/30 ...........................      8,375,000         7,872,919
    Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26 ........................      5,000,000         3,255,250
    Rowland USD, GO, Series A, FSA Insured, 5.00%, 8/01/31 .......................................     17,715,000        16,866,983
    Sacramento Area Flood Control Agency Revenue, Consolidated, Capital Assessment District,
       Series A, FGIC Insured, 5.00%, 10/01/37 ...................................................      8,715,000         7,978,670
    Sacramento City Financing Authority Revenue, Capital Improvement,
          AMBAC Insured, 5.00%, 12/01/33 .........................................................        485,000           454,925
          AMBAC Insured, Pre-Refunded, 5.00%, 12/01/33 ...........................................      7,035,000         8,087,999
          Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%,
             12/01/31 ............................................................................     16,915,000        16,099,020
          Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%,
             12/01/36 ............................................................................     10,000,000         9,233,000
          Pre-Refunded, 5.625%, 6/01/30 ..........................................................      6,000,000         6,422,460
          Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 .................................     16,250,000        17,687,150
    Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 ............      5,250,000         5,115,495
    Sacramento County Airport System Revenue,
          Senior Series A, FSA Insured, 5.00%, 7/01/41 ...........................................     10,000,000         9,081,400
          Senior Series B, FSA Insured, 5.25%, 7/01/39 ...........................................     20,000,000        16,416,400
    Sacramento County Sanitation District Financing Authority Revenue,
          AMBAC Insured, Pre-Refunded, 5.625%, 12/01/30 ..........................................      5,000,000         5,450,950
          County Sanitation District 1, MBIA Insured, 5.00%, 8/01/30 .............................     11,900,000        11,446,253
          Sacramento Regional County Sanitation, FGIC Insured, 5.00%, 12/01/30 ...................     10,000,000         9,615,500
          Sacramento Regional County Sanitation District, FGIC Insured, 5.00%, 12/01/36 . ........     61,095,000        57,186,142
          Sacramento Regional County Sanitation District, Series A, AMBAC Insured, Pre-Refunded,
             5.00%, 12/01/35 .....................................................................     40,000,000        46,298,800
    Sacramento MUD Electric Revenue,
          Refunding, Series T, FGIC Insured, 5.00%, 5/15/30 ......................................      9,095,000         8,639,431
          Sacramento MUD, Series R, MBIA Insured, 5.00%, 8/15/33 .................................      4,500,000         4,193,775
          Series N, MBIA Insured, 5.00%, 8/15/28 .................................................     63,500,000        61,655,960
          sub. lien, Refunding, 8.00%, 11/15/10 ..................................................     16,110,000        16,116,444
    Sacramento USD, COP, Refunding, MBIA Insured, 5.00%, 3/01/31 .................................      6,000,000         5,159,040
    Saddleback Valley USD, GO,
          Election of 2004, Series A, MBIA Insured, 4.50%, 8/01/30 ...............................      5,250,000         4,613,858
          FSA Insured, 5.00%, 8/01/27 ............................................................      4,680,000         4,703,587
          FSA Insured, 5.00%, 8/01/29 ............................................................      4,335,000         4,323,729
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding,
       FSA Insured, 5.25%, 9/01/28 ...............................................................      6,800,000         6,799,660
    San Bernardino County COP, Medical Center Financing Project,
          Refunding, 5.00%, 8/01/26 ..............................................................     13,045,000        11,184,783
          Series A, MBIA Insured, 5.50%, 8/01/22 .................................................     40,830,000        40,830,000


                               38 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Bernardino County Housing Authority MFMR,
          Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41 .................................   $  6,920,000   $     7,375,820
          Series A, GNMA Secured, 6.70%, 3/20/43 .................................................      3,345,000         3,515,361
    San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
       Refunding, MBIA Insured, 5.70%, 1/01/23 ...................................................      6,315,000         6,012,764
    San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%,
          10/01/26 ...............................................................................      5,070,000         5,120,447
          10/01/30 ...............................................................................      9,820,000         9,444,680
    San Diego County COP, MBIA Insured, 5.00%, 8/15/28 ...........................................     24,000,000        21,047,760
    San Diego County Water Authority Water Revenue COP, Series A,
          FSA Insured, 5.00%, 5/01/34 ............................................................    106,705,000       104,021,369
          MBIA Insured, 5.00%, 5/01/25 ...........................................................     12,440,000        12,650,360
    San Diego Public Facilities Financing Authority Sewer Revenue,
          Series A, FGIC Insured, 5.25%, 5/15/27 .................................................     21,750,000        20,936,985
          Series B, FGIC Insured, 5.25%, 5/15/22 .................................................      5,200,000         5,200,052
    San Diego Public Facilities Financing Authority Water Revenue,
          MBIA Insured, 5.00%, 8/01/26 ...........................................................     12,210,000        11,946,142
          Subordinated, Refunding, MBIA Insured, 5.00%, 8/01/32 ..................................     20,000,000        18,095,600
    San Diego RDA Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%,
       11/01/15 ..................................................................................      5,000,000         5,000,700
    San Diego USD, GO,
          Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/21 ..................     12,160,000         6,439,328
          Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/22 ..................      8,440,000         4,156,531
          Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/23 ..................     11,120,000         5,084,398
          Election of 1998, Refunding, Series G-1, FSA Insured, 4.50%, 7/01/29 ...................      7,710,000         6,974,158
          Election of 1998, Series B, MBIA Insured, 5.00%, 7/01/25 ...............................      6,975,000         7,250,024
          Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27 ...............................     16,000,000        17,468,480
          Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28 ................................     10,000,000        11,021,700
          Series C, FSA Insured, 5.00%, 7/01/26 ..................................................      6,490,000         7,063,262
    San Francisco BART District GO, Election of 2004, Series B, 5.00%, 8/01/32 ...................     28,000,000        28,340,480
    San Francisco BART District Sales Tax Revenue, FSA Insured, 5.00%,
          7/01/31 ................................................................................     10,000,000         9,906,500
          7/01/36 ................................................................................      6,760,000         6,573,289
    San Francisco City and County Airports Commission International Airport Revenue,
          Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/28 ......................      7,500,000         6,415,500
          Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/32 ......................      5,260,000         4,232,827
          Refunding, Second Series 28A, MBIA Insured, 5.125%, 5/01/32 ............................     26,290,000        20,645,011
          Refunding, Series 28B, MBIA Insured, 5.00%, 5/01/27                                           5,050,000         4,824,063
    San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, MBIA Insured,
       5.00%, 9/01/31 ............................................................................      5,805,000         5,464,014
    San Francisco City and County RDA, Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 ............        315,000           314,997
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
          Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ..............................     19,500,000        17,355,390
          Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 ..............................     17,000,000        14,831,990
          Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 ..............................     57,000,000        48,487,620
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 ..............................     80,000,000        63,256,000
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 ..............................     80,000,000        62,340,800


                               Annual Report | 39

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, (continued)
          Refunding, Series A, 5.50%, 1/15/28 ....................................................   $247,300,000   $   174,321,770
          Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 .....................................     85,500,000        58,447,800
          Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ......................................     21,200,000        14,946,636
          senior lien, 5.00%, 1/01/33 ............................................................     82,040,000        57,637,202
          senior lien, ETM, zero cpn., 1/01/25 ...................................................      5,700,000         2,794,083
          senior lien, ETM, zero cpn., 1/01/28 ...................................................     33,545,000        13,712,190
          senior lien, ETM, zero cpn., 1/01/29 ...................................................     37,050,000        14,218,308
          senior lien, Refunding, Series A, 5.65%, 1/15/18 .......................................     60,000,000        51,624,600
          senior lien, Refunding, Series A, 5.70%, 1/15/20 .......................................     80,000,000        66,860,000
          senior lien, Refunding, Series A, 5.75%, 1/15/22 .......................................     90,000,000        72,234,900
    San Jose Airport Revenue,
          Refunding, Series A, FGIC Insured, 5.00%, 3/01/31 ......................................     11,000,000         9,660,640
          Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37 .....................................     65,000,000        54,798,250
          Series D, MBIA Insured, 5.00%, 3/01/28 .................................................     10,000,000         9,134,800
    San Jose Financing Authority Lease Revenue,
          Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39 ...............     20,885,000        20,066,726
          Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27 ..........................     46,400,000        46,544,768
          Refunding, Series F, MBIA Insured, 5.00%, 9/01/21 ......................................     14,045,000        14,348,091
          Refunding, Series F, MBIA Insured, 5.00%, 9/01/22 ......................................     14,730,000        14,976,728
    San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility, Series A,
       AMBAC Insured, 5.00%, 9/01/24 .............................................................      5,000,000         5,075,750
    San Jose GO,
          Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28 ............................     11,600,000        11,777,364
          Libraries, Parks and Public Safety Projects, MBIA Insured, 5.00%, 9/01/34 ..............     15,820,000        15,831,707
          Libraries and Parks Projects, MBIA Insured, 5.00%, 9/01/36 .............................     35,150,000        34,632,592
    San Jose RDA, MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ..................      7,110,000         7,049,565
    San Jose RDA Tax Allocation,
          Housing Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 ..................      7,325,000         6,932,307
          Merged Area Redevelopment Project, Refunding, MBIA Insured, 5.625%, 8/01/28 ............      2,030,000         2,026,265
          Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32 ..............     13,395,000        10,692,023
          Series A, 6.50%, 8/01/18 ...............................................................     10,000,000        10,743,800
          Series B, 7.00%, 8/01/35 ...............................................................     28,565,000        29,168,578
    San Jose USD, COP, Refunding, FSA Insured, zero cpn.,
          1/01/27 ................................................................................      7,105,000         2,497,336
          1/01/29 ................................................................................      7,105,000         2,136,260
    San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
          8/01/24 ................................................................................      9,200,000         9,357,228
          8/01/27 ................................................................................      9,150,000         9,221,828
    San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 .......................      4,000,000         3,421,040
    San Juan Bautista Water and Wastewater Revenue COP, Refunding, 6.25%, 10/01/43 ...............      7,330,000         7,187,725
    San Juan USD, GO, Election of 1998, Series B, MBIA Insured, zero cpn.,
          8/01/26 ................................................................................     15,825,000         5,603,949
          8/01/27 ................................................................................     18,605,000         6,318,630
          8/01/28 ................................................................................     19,470,000         6,129,545
    San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Series A,
       MBIA Insured, 5.00%, 9/01/32 ..............................................................     12,500,000        11,644,250


                               40 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22 ...............................................   $ 15,000,000   $    18,898,200
    San Marcos Public Facilities Authority Revenue,
          Refunding, 5.80%, 9/01/18 ..............................................................      4,745,000         4,474,298
          Senior Tax Increment Project Area 3, Series A, MBIA Insured, Pre-Refunded, 5.80%,
             10/01/30 ............................................................................      8,035,000         8,808,931
    San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
       Series A, FSA Insured, 5.00%, 7/15/29 .....................................................     13,000,000        12,643,670
    San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
       5.00%, 8/01/39 ............................................................................      6,555,000         5,414,627
    San Mateo RDA Tax Allocation, Pre-Refunded, 5.60%, 8/01/25 ...................................     10,185,000        11,295,063
    San Mateo UHSD,
          COP, Phase I Projects, Capital Appreciation, Series B, zero cpn. to 12/14/19,
             5.00% thereafter, 12/15/43 ..........................................................     11,535,000         4,780,335
          GO, Capital Appreciation, Election of 2000, Series B, FGIC Insured, zero cpn.,
             9/01/22 .............................................................................      5,000,000         2,598,600
          GO, Election of 2000, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 .............     13,865,000        15,231,673
    San Ramon PFA Tax Allocation Revenue, MBIA Insured, 5.30%, 2/01/28 ...........................     18,360,000        14,883,350
    San Ramon Valley Fire Protection District COP, XLCA Insured, 5.00%, 8/01/36 ..................      5,655,000         5,142,996
    San Ramon Valley USD, GO, Election of 2002,
          FSA Insured, 5.40%, 3/01/28 ............................................................     27,410,000        28,488,583
          MBIA Insured, 5.00%, 8/01/25 ...........................................................      9,215,000         9,361,242
          MBIA Insured, 5.00%, 8/01/28 ...........................................................     14,770,000        14,823,320
    Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 ......................      6,000,000         5,649,840
(b) Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20 ..........      4,390,000         3,527,760
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
       5.125%, 2/01/41 ...........................................................................     20,000,000        16,499,000
    Santa Clara Housing Authority MFHR, Elena Gardens Apartments Project, Series A,
       GNMA Secured, 6.40%, 6/20/35 ..............................................................      5,385,000         5,392,647
    Santa Clara USD, COP, 5.375%, 7/01/31 ........................................................      7,575,000         7,665,294
    Santa Clarita Community College District GO, Election of 2006, MBIA Insured, 5.00%,
       8/01/32 ...................................................................................      9,765,000         8,899,528
    Santa Cruz City Elementary School District GO, MBIA Insured, 5.00%, 8/01/29 ..................      5,625,000         5,470,706
    Santa Cruz City High School District GO, MBIA Insured, 5.00%, 8/01/29 ........................     11,535,000        10,786,379
    Santa Cruz County RDA Tax Allocation, 7.00%, 9/01/36 .........................................      5,000,000         5,225,050
    Santa Margarita Water District Special Tax, Community Facilities District No. 99-1,
       Pre-Refunded, 6.00%, 9/01/30 ..............................................................      9,000,000        10,512,540
    Santa Maria Bonita School District COP, MBIA Insured, 7.00%, 3/01/16 .........................        370,000           369,948
    Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 5.55%,
       8/01/27 ...................................................................................     21,000,000        21,126,420
    Santee School District COP, Capital Improvement Project, Assured Guaranty, 5.50%,
       10/01/48 ..................................................................................     15,460,000        14,882,724
    Saugus USD, GO, Series B, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 ..........................      5,000,000         5,832,250
    School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD,
       Series A, FSA Insured, zero cpn., 8/01/42 .................................................     49,000,000         5,790,820
    Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
       Project, Series A,
          5.95%, 1/01/11 .........................................................................        820,000           820,541
          6.05%, 1/01/17 .........................................................................      5,135,000         5,135,257


                               Annual Report | 41

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Simi Valley USD, GO, Election 2004, Series A, MBIA Insured, Pre-Refunded, 5.00%,
       8/01/26 ...................................................................................   $  6,000,000   $     6,908,520
    Snowline Joint USD, CFD Special Tax, No. 2002-1, Series A,
          5.30%, 9/01/29 .........................................................................      1,615,000         1,119,227
          5.40%, 9/01/34 .........................................................................      2,000,000         1,332,780
    Solano County COP, GO, MBIA Insured, Pre-Refunded, 5.00%, 11/01/32 ...........................     14,665,000        16,599,753
    Sonoma County Water Agency Water Revenue, Series A, FSA Insured, 5.00%, 7/01/36 ..............      5,600,000         5,477,248
    South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
       5.00%, 10/01/32 ...........................................................................      6,475,000         4,837,732
    Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
          Series A, 5.00%, 11/01/33 ..............................................................     17,500,000        11,739,000
    Southern California Public Power Authority Power Project Revenue,
          6.75%, 7/01/13 .........................................................................     10,000,000        11,483,500
          Series A, AMBAC Insured, ETM, zero cpn., 7/01/11 .......................................     12,000,000        11,627,520
          Series A, AMBAC Insured, ETM, zero cpn., 7/01/12 .......................................     16,890,000        15,977,095
          Series A, AMBAC Insured, ETM, zero cpn., 7/01/13 .......................................     16,000,000        14,611,680
    Southern California Public Power Authority Project Revenue, Magnolia Power Project,
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36 .....................................     15,800,000        17,960,650
    Southern California Public Power Authority Transmission Project Revenue,
       Southern Transmission Project, 6.125%, 7/01/18 ............................................      1,135,000         1,134,739
    Standard Elementary School District GO, Election of 2006, Series A, AMBAC Insured,
       5.00%, 11/01/30 ...........................................................................      5,000,000         4,724,200
    Stockton COP, Essential Services Building Parking Facility, Pre-Refunded, 6.00%,
       8/01/31 ...................................................................................      6,585,000         6,773,199
    Stockton East Water District COP, Capital Appreciation, 1990 Project, Series A, zero cpn.,
       4/01/16 ...................................................................................    103,885,000        76,515,458
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 ....................      9,110,000         7,372,996
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
       5.20%, 9/01/29 ............................................................................     19,160,000        17,698,858
    Stockton USD, GO,
          Election of 2000, MBIA Insured, 5.00%, 1/01/27 .........................................      5,030,000         4,919,642
          MBIA Insured, 5.00%, 1/01/28 ...........................................................      5,335,000         5,054,752
    Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
       Series A, zero cpn., 10/01/28 .............................................................     17,855,000         5,171,522
    Sweetwater UHSD, GO, Election of 2006, Series A, FSA Insured, 5.625%, 8/01/47 ................     10,000,000        10,002,700
    Tahoe Forest Hospital District Revenue, Series A, 5.90%, 7/01/29 .............................      1,635,000         1,275,643
    Thousand Oaks SFHMR, Capital Appreciation, Mortgage-Backed Securities Program,
       Refunding, Series A, GNMA Secured, zero cpn., 9/01/23 .....................................         16,000            68,271
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
       Asset-Backed Bonds, Series B, Pre-Refunded, 5.00%, 6/01/28 ................................     17,390,000        18,908,495
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
       Asset-Backed Bonds,
          Senior Series A, Pre-Refunded, 5.50%, 6/01/36 ..........................................     80,500,000        91,016,520
          Senior Series A, Pre-Refunded, 5.625%, 6/01/43 .........................................    123,165,000       139,730,692
          Sub Series B, Pre-Refunded, 6.00%, 6/01/43 .............................................     48,435,000        55,510,385
    Tobacco Securitization Authority Tobacco Settlement Revenue, Series A, Pre-Refunded,
       5.375%, 6/01/41 ...........................................................................     30,250,000        33,133,430
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31 ........      4,385,000         3,973,117


                               42 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Trabuco Canyon PFA, Special Tax Revenue, Refunding,
          Series A, FSA Insured, 6.00%, 10/01/10 .................................................   $  7,465,000   $     7,638,188
          Series A, FSA Insured, 6.10%, 10/01/15 .................................................     13,220,000        15,152,896
          Series C, FSA Insured, 6.00%, 7/01/12 ..................................................      2,140,000         2,297,397
          Series C, FSA Insured, 6.10%, 7/01/19 ..................................................      5,215,000         6,248,874
    Tustin CFD No. 04-01 Special Tax, John Laing Homes,
          5.375%, 9/01/29 ........................................................................      1,000,000           758,390
          5.50%, 9/01/34 .........................................................................      1,500,000         1,120,860
    Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety Police, 6.00%,
       8/01/44 ...................................................................................     12,850,000        12,881,997
    University of California Regents Medical Center Pooled Revenue, Series A, MBIA Insured,
       4.50%, 5/15/47 ............................................................................     66,335,000        52,554,567
    University of California Regents Revenue, Series A, MBIA Insured, 4.50%, 5/15/37 .............     36,715,000        30,511,266
    University of California Revenues,
          General, Refunding, Series J, FSA Insured, 4.50%, 5/15/35 ..............................     35,000,000        30,244,550
          Limited Project, Series B, FSA Insured, 5.00%, 5/15/29 .................................     17,300,000        17,255,539
          Limited Project, Series B, FSA Insured, 5.00%, 5/15/33 .................................     15,000,000        14,670,150
          Limited Project, Series D, FGIC Insured, 5.00%, 5/15/37 ................................     10,000,000         9,493,500
          Limited Project, Series D, FGIC Insured, 5.00%, 5/15/41 ................................     22,500,000        20,843,100
          Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/23 ........      9,200,000         9,845,564
          Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/26 ........     13,430,000        14,372,383
          Series O, FGIC Insured, Pre-Refunded, 5.25%, 9/01/34 ...................................     21,235,000        22,799,382
          UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34 ...........................      3,710,000         3,001,872
    Upland COP, San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 ........................      5,915,000         5,942,032
    Vacaville PFAR, Local Agency, 8.65%, 9/02/18 .................................................      4,130,000         3,513,350
    Vacaville USD, GO, Election of 2001, AMBAC Insured, 5.00%, 8/01/32 ...........................     12,790,000        11,483,885
    Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
       9/01/31 ...................................................................................      4,485,000         3,333,925
    Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 .................      2,030,000         1,966,623
    Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
       Project Area, 5.875%, 9/01/37 .............................................................      5,000,000         4,218,050
    Vista USD, GO,
          Election of 2002, Series C, FSA Insured, 5.00%, 8/01/28 ................................      4,370,000         4,243,183
          Series B, FGIC Insured, 5.00%, 8/01/28 .................................................      6,000,000         5,755,500
    Washington Township Health Care District Revenue, Refunding,
          5.25%, 7/01/29 .........................................................................      6,500,000         5,453,240
          Series A, 5.00%, 7/01/37 ...............................................................      7,000,000         5,302,220
    West Contra Costa USD, GO,
          Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ...............................     11,605,000        10,395,759
          Series A, FSA Insured, 5.00%, 8/01/35 ..................................................     32,000,000        28,742,720
    West Covina PFA Lease Revenue, Big League Dreams Project, Series A, 5.00%,
          6/01/30 ................................................................................      4,200,000         3,719,940
          6/01/36 ................................................................................      5,045,000         4,353,734
    West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 ..................................      6,250,000         6,250,125
    West Kern Community College District COP, AMBAC Insured, 5.625%, 11/01/34 ....................     11,035,000        10,650,430
    West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%,
       9/01/34 ...................................................................................      5,000,000         3,474,100


                               Annual Report | 43

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Western Placer Unified School COP, Refinancing Project, Series B, Assured Guaranty,
       5.125%, 8/01/47 ...........................................................................   $ 10,275,000   $     8,999,975
    Westlands Water District Revenue COP,
          MBIA Insured, 5.00%, 9/01/26 ...........................................................     13,150,000        12,718,943
          MBIA Insured, 5.00%, 9/01/34 ...........................................................     13,500,000        11,897,415
          Series A, MBIA Insured, 5.00%, 9/01/30 .................................................      6,250,000         5,641,563
          Series A, MBIA Insured, 5.00%, 9/01/31 .................................................      7,490,000         6,681,829
          Series A, MBIA Insured, 5.00%, 9/01/35 .................................................      6,910,000         6,015,086
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, Pre-Refunded,
          5.60%, 6/01/22 .........................................................................     14,285,000        16,356,611
          5.75%, 6/01/31 .........................................................................     28,000,000        32,190,480
    William S. Hart UHSD, GO, Series A, MBIA Insured, 5.00%, 9/01/27 .............................      8,685,000         8,705,062
    Yuba Community College District GO,
          Capital Appreciation, Election of 2006, Series B, AMBAC Insured, zero cpn., 8/01/39 ....      7,075,000           986,114
          Election of 2006, Series A, AMBAC Insured, 5.00%, 8/01/46 ..............................     24,080,000        20,989,091
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured, 5.00%,
          9/01/29 ................................................................................     10,100,000         9,145,651
          9/01/34 ................................................................................     12,765,000        11,029,854
                                                                                                                    ---------------
                                                                                                                     11,427,571,128
                                                                                                                    ---------------
    U.S. TERRITORIES 8.0%
    PUERTO RICO 7.9%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding,
          5.50%, 5/15/39 .........................................................................      7,210,000         4,811,810
          5.625%, 5/15/43 ........................................................................     25,500,000        16,771,095
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 ............................................................................     10,500,000         8,828,400
    Puerto Rico Commonwealth GO,
          Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ................................     30,000,000        24,765,900
          Public Improvement, Refunding, Series A, MBIA Insured, 5.50%, 7/01/20 ..................     10,000,000         9,100,600
          Public Improvement, Refunding, Series B, 5.25%, 7/01/32 ................................      7,505,000         5,953,867
          Public Improvement, Series A, 5.125%, 7/01/28 ..........................................     10,000,000         7,960,000
          Public Improvement, Series A, 5.125%, 7/01/31 ..........................................     95,185,000        73,604,657
          Public Improvement, Series A, 6.00%, 7/01/38 ...........................................     10,000,000         8,677,300
          Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 .............................     14,525,000        16,290,804
          Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 ............................     37,740,000        41,309,827
          Public Improvement, Series B, Pre-Refunded, 5.25%, 7/01/32 .............................     12,495,000        14,813,072
          Public Improvement, Series B, Pre-Refunded, 5.00%, 7/01/35 .............................     21,200,000        24,783,012
          Refunding, Series C, Sub Series C-7, MBIA Insured, 6.00%, 7/01/27 ......................     21,000,000        20,654,970
          Series A, 5.25%, 7/01/32 ...............................................................     10,000,000         7,933,200
          Series A, 5.25%, 7/01/33 ...............................................................     26,050,000        20,521,930
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded, 5.00%, 7/01/36 ....................................................     63,000,000        73,647,630
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 ......................................      5,800,000         4,323,668
          Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ......................................      7,000,000         5,419,680
          Series B, Pre-Refunded, 6.00%, 7/01/31 .................................................     13,000,000        13,946,920


                               44 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue, (continued)
          Series B, Pre-Refunded, 6.00%, 7/01/39 .................................................   $ 13,200,000   $    14,161,488
          Series D, Pre-Refunded, 5.375%, 7/01/36 ................................................     45,000,000        50,091,750
          Series D, Pre-Refunded, 5.75%, 7/01/41 .................................................     20,000,000        22,498,400
          Series K, Pre-Refunded, 5.00%, 7/01/40 .................................................     30,000,000        34,836,900
          Series K, Pre-Refunded, 5.00%, 7/01/45 .................................................     30,000,000        34,836,900
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
       7/01/46 ...................................................................................     20,000,000        14,037,800
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
          AMBAC Insured, 5.00%, 7/01/31 ..........................................................      8,000,000         5,894,960
          FGIC Insured, 5.00%, 7/01/24 ...........................................................      6,505,000         5,105,189
    Puerto Rico Electric Power Authority Power Revenue,
          Series II, Pre-Refunded, 5.25%, 7/01/31 ................................................     48,000,000        54,266,400
          Series WW, 5.00%, 7/01/28 ..............................................................     12,030,000         9,764,029
          Series WW, 5.25%, 7/01/33 ..............................................................     32,250,000        26,460,157
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..................      6,800,000         6,079,676
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ...................................................     26,510,000        21,179,369
          Refunding, Series M-3, MBIA Insured, 6.00%, 7/01/24 ....................................     21,535,000        19,808,754
          Refunding, Series M-3, MBIA Insured, 6.00%, 7/01/27 ....................................     15,000,000        13,531,050
          Refunding, Series M-3, MBIA Insured, 6.00%, 7/01/28 ....................................     10,000,000         8,958,800
          Refunding, Series N, 5.00%, 7/01/37 ....................................................     50,000,000        37,656,500
          Series D, Pre-Refunded, 5.375%, 7/01/33 ................................................     73,490,000        81,559,937
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.50%, 8/01/29 ..............................................................    129,995,000       143,687,373
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 5.25%, 8/01/57 ............     10,000,000         8,146,000
                                                                                                                    ---------------
                                                                                                                      1,016,679,774
                                                                                                                    ---------------
    VIRGIN ISLANDS 0.1%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
       Series A, 5.50%,
          10/01/14 ...............................................................................      3,865,000         3,689,993
          10/01/22 ...............................................................................      7,000,000         6,055,280
                                                                                                                    ---------------
                                                                                                                          9,745,273
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .......................................................................                    1,026,425,047
                                                                                                                    ---------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $13,521,180,067) ....................................................................                   12,453,996,175
                                                                                                                    ---------------


                               Annual Report | 45

Franklin California Tax-Free Income Fund

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT           VALUE
                                                                                                     ------------   ---------------
    SHORT TERM INVESTMENTS 1.4%
    MUNICIPAL BONDS 1.4%
    CALIFORNIA 1.4%
(c) California Educational Facilities Authority Revenue, Chapman University, Refunding, Series A,
       Daily VRDN and Put, 0.30%, 10/01/36 .......................................................   $  4,350,000   $     4,350,000
    California Infrastructure and Economic Development Bank Revenue,
(c)       Contemporary Jewish Museum, Daily VRDN and Put, 0.30%, 12/01/36 ........................        800,000           800,000
          J. Paul Getty Trust, Mandatory Put 4/01/09, Refunding, Series A1, 1.70%, 10/01/47 ......     17,600,000        17,600,000
(c) California State Department of Water Resources Power Supply Revenue, Refunding, Series F,
       Sub Series F-4, Daily VRDN and Put, 0.25%, 5/01/22 ........................................     13,000,000        13,000,000
(c) California State Economic Recovery Revenue,
          Series C-2, Daily VRDN and Put, 0.35%, 7/01/23 .........................................        700,000           700,000
          Series C-4, Daily VRDN and Put, 0.25%, 7/01/23 .........................................     87,950,000        87,950,000
          Series C-5, Daily VRDN and Put, 0.40%, 7/01/23 .........................................     19,595,000        19,595,000
(c) California State GO, Kindergarten-University, Refunding, Series A-3, Daily VRDN and Put,
       0.25%, 5/01/34 ............................................................................      3,000,000         3,000,000
(c) California Statewide CDA Revenue, University Retirement Community Project, Daily VRDN
       and Put, 0.25%, 11/15/38 ..................................................................      8,710,000         8,710,000
(c) Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series B-2,
       Weekly VRDN and Put, 0.30%, 12/01/37 ......................................................     12,600,000        12,600,000
(c) Ontario IDA, IDR, Adjustable Tender, L.D. Brinkman and Co., West Coast Project,
       Daily VRDN and Put, 0.35%, 4/01/15 ........................................................      2,800,000         2,800,000
(c) Sacramento County Sanitation District Financing Authority Revenue, sub. lien, Sanitation
       District, Refunding, Series C, Daily VRDN and Put, 0.30%, 12/01/38 ........................      4,600,000         4,600,000
(c) Southern California Public Power Authority Power Project Revenue,
          Mead-Adelanto, Refunding, Series A, Daily VRDN and Put, 0.25%, 7/01/20 .................      4,700,000         4,700,000
          Mead-Phoenix, Refunding, Series A, Daily VRDN and Put, 0.25%, 7/01/20 ..................        800,000           800,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $181,204,811) .............................................                      181,205,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $13,702,384,878) 98.6% ...............................................                   12,635,201,175
    OTHER ASSETS, LESS LIABILITIES 1.4% ..........................................................                      175,210,169
                                                                                                                    ---------------
    NET ASSETS 100.0% ............................................................................                  $12,810,411,344
                                                                                                                    ===============

See Abbreviations page 58.

(a)  The security is traded on a discount basis with no stated coupon rate.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2009, the aggregate value of these securities was $4,842,892, representing 0.04% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               46 | Annual Report

Franklin California Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
   Investments in securities:
      Cost .............................................................   $13,702,384,878
                                                                           ===============
      Value ............................................................   $12,635,201,175
   Cash ................................................................         6,622,555
   Receivables:
      Capital shares sold ..............................................        21,951,915
      Interest .........................................................       168,917,606
   Other assets ........................................................            25,122
                                                                           ---------------
         Total assets ..................................................    12,832,718,373
                                                                           ---------------
Liabilities:
   Payables:
      Capital shares redeemed ..........................................        13,888,779
      Affiliates .......................................................         7,564,583
   Accrued expenses and other liabilities ..............................           853,667
                                                                           ---------------
         Total liabilities .............................................        22,307,029
                                                                           ---------------
            Net assets, at value .......................................   $12,810,411,344
                                                                           ===============
Net assets consist of:
   Paid-in capital .....................................................   $13,858,655,602
   Undistributed net investment income .................................        46,407,094
   Net unrealized appreciation (depreciation) ..........................    (1,067,183,703)
   Accumulated net realized gain (loss) ................................       (27,467,649)
                                                                           ---------------
            Net assets, at value .......................................   $12,810,411,344
                                                                           ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin California Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009

CLASS A:
   Net assets, at value ....................................................  $11,631,656,105
                                                                              ===============
   Shares outstanding ......................................................    1,813,098,775
                                                                              ===============
   Net asset value per share(a) ............................................  $          6.42
                                                                              ===============
   Maximum offering price per share (net asset value per share / 95.75%) ...  $          6.70
                                                                              ===============
CLASS B:
   Net assets, at value ....................................................  $   135,450,076
                                                                              ===============
   Shares outstanding ......................................................       21,131,236
                                                                              ===============
   Net asset value and maximum offering price per share(a) .................  $          6.41
                                                                              ===============
CLASS C:
   Net assets, at value ....................................................  $   819,802,812
                                                                              ===============
   Shares outstanding ......................................................      127,982,584
                                                                              ===============
   Net asset value and maximum offering price per share(a) .................  $          6.41
                                                                              ===============
ADVISOR CLASS:
   Net assets, at value ....................................................  $   223,502,351
                                                                              ===============
   Shares outstanding ......................................................       34,884,770
                                                                              ===============
   Net asset value and maximum offering price per share ....................  $          6.41
                                                                              ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Franklin California Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2009

Investment income:
   Interest ................................................................   $   746,008,992
                                                                               ---------------
Expenses:
   Management fees (Note 3a) ...............................................        60,092,075
   Distribution fees: (Note 3c)
      Class A ..............................................................        10,723,203
      Class B ..............................................................         1,118,265
      Class C ..............................................................         5,334,751
   Transfer agent fees (Note 3e) ...........................................         3,681,794
   Custodian fees ..........................................................           210,965
   Reports to shareholders .................................................           320,341
   Registration and filing fees ............................................           127,583
   Professional fees .......................................................           189,560
   Trustees' fees and expenses .............................................           144,709
   Other ...................................................................           753,854
                                                                               ---------------
         Total expenses ....................................................        82,697,100
                                                                               ---------------
            Net investment income ..........................................       663,311,892
                                                                               ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...............................         7,854,900
   Net change in unrealized appreciation (depreciation) on investments .....    (1,232,211,195)
                                                                               ---------------
Net realized and unrealized gain (loss) ....................................    (1,224,356,295)
                                                                               ---------------
Net increase (decrease) in net assets resulting from operations ............   $  (561,044,403)
                                                                               ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 49

Franklin California Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED MARCH 31,
                                                                                  ----------------------------------
                                                                                        2009               2008
                                                                                  ---------------    ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................   $   663,311,892    $   631,287,506
      Net realized gain (loss) from investments ...............................         7,854,900        (24,578,973)
      Net change in unrealized appreciation (depreciation) on investments .....    (1,232,211,195)      (692,735,916)
                                                                                  ---------------    ---------------
      Net increase (decrease) in net assets resulting from operations .........      (561,044,403)       (86,027,383)
                                                                                  ---------------    ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................      (604,283,773)      (580,726,226)
         Class B ..............................................................        (7,475,118)        (9,642,680)
         Class C ..............................................................       (35,326,363)       (26,784,211)
         Advisor Class ........................................................       (10,093,660)        (7,358,130)
                                                                                  ---------------    ---------------
   Total distributions to shareholders ........................................      (657,178,914)      (624,511,247)
                                                                                  ---------------    ---------------
   Capital share transactions: (Note 2)
         Class A ..............................................................       (64,204,271)       508,833,016
         Class B ..............................................................       (54,338,724)       (71,962,863)
         Class C ..............................................................       145,406,870        155,048,718
         Advisor Class ........................................................        63,869,955         64,616,045
                                                                                  ---------------    ---------------
   Total capital share transactions ...........................................        90,733,830        656,534,916
                                                                                  ---------------    ---------------
   Redemption fees ............................................................             9,671             25,653
                                                                                  ---------------    ---------------
            Net increase (decrease) in net assets .............................    (1,127,479,816)       (53,978,061)
Net assets:
   Beginning of year ..........................................................    13,937,891,160     13,991,869,221
                                                                                  ---------------    ---------------
   End of year ................................................................   $12,810,411,344    $13,937,891,160
                                                                                  ===============    ===============
Undistributed net investment income included in net assets:
   End of year ................................................................   $    46,407,094    $    42,943,805
                                                                                  ===============    ===============

   The accompanying notes are an integral part of these financial statements.


                               50 | Annual Report

Franklin California Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin California Tax-Free Income Fund
(Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                               Annual Report | 51

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date.


                               52 | Annual Report

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES (CONTINUED)

The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At March 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------------------
                                                                        2009                               2008
                                                          -------------------------------    -------------------------------
                                                             SHARES            AMOUNT           SHARES            AMOUNT
                                                          ------------    ---------------    ------------    ---------------
CLASS A SHARES:
   Shares sold ........................................    257,050,733    $ 1,731,370,342     250,567,468    $ 1,804,345,677
   Shares issued in reinvestment of distributions .....     52,492,448        350,584,615      46,024,682        331,100,849
   Shares redeemed ....................................   (328,221,841)    (2,146,159,228)   (226,327,357)    (1,626,613,510)
                                                          ------------    ---------------    ------------    ---------------
   Net increase (decrease) ............................    (18,678,660)   $   (64,204,271)     70,264,793    $   508,833,016
                                                          ============    ===============    ============    ===============
CLASS B SHARES:
   Shares sold ........................................        435,292    $     2,940,919         583,250    $     4,206,660
   Shares issued in reinvestment of distributions .....        755,266          5,058,277         909,290          6,546,058
   Shares redeemed ....................................     (9,443,463)       (62,337,920)    (11,480,725)       (82,715,581)
                                                          ------------    ---------------    ------------    ---------------
   Net increase (decrease) ............................     (8,252,905)   $   (54,338,724)     (9,988,185)   $   (71,962,863)
                                                          ============    ===============    ============    ===============
CLASS C SHARES:
   Shares sold ........................................     46,596,514    $   316,013,313      35,182,960    $   252,760,071
   Shares issued in reinvestment of distributions .....      3,535,047         23,542,562       2,467,718         17,723,272
   Shares redeemed ....................................    (29,711,732)      (194,149,005)    (16,071,988)      (115,434,625)
                                                          ------------    ---------------    ------------    ---------------
   Net increase (decrease) ............................     20,419,829    $   145,406,870      21,578,690    $   155,048,718
                                                          ============    ===============    ============    ===============
ADVISOR CLASS SHARES:
   Shares sold ........................................     21,403,549    $   142,560,071      15,500,509    $   111,734,340
   Shares issued in reinvestment of distributions .....        930,489          6,169,704         492,471          3,526,930
   Shares redeemed ....................................    (13,064,166)       (84,859,820)     (7,055,487)       (50,645,225)
                                                          ------------    ---------------    ------------    ---------------
   Net increase (decrease) ............................      9,269,872    $    63,869,955       8,937,493    $    64,616,045
                                                          ============    ===============    ============    ===============


                               Annual Report | 53

Franklin California Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                               54 | Annual Report

Franklin California Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................................................    0.10%
Class B ...............................................................    0.65%
Class C ...............................................................    0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .................................................   $2,995,622
Contingent deferred sales charges retained ........................   $  894,780

E. TRANSFER AGENT FEES

For the year ended March 31, 2009, the Fund paid transfer agent fees of $3,681,794, of which $2,378,100 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2016 ..........................................................   $18,263,066
   2017 ..........................................................     5,213,307
                                                                     -----------
                                                                     $23,476,373
                                                                     ===========

The tax character of distributions paid during the years ended March 31, 2009 and 2008, was as follows:

                                                         2009           2008
                                                     ------------   ------------
Distributions paid from - Tax exempt income.......   $657,178,914   $624,511,247


                               Annual Report | 55

Franklin California Tax-Free Income Fund

4. INCOME TAXES (CONTINUED)

At March 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $13,696,593,567
                                                                ===============
Unrealized appreciation .....................................   $   449,488,275
Unrealized depreciation .....................................    (1,510,880,667)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $(1,061,392,392)
                                                                ===============
Distributable earnings - undistributed tax exempt income ....   $    36,624,507
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and non-deductible taxes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2009, aggregated $1,456,906,412 and $1,554,220,713, respectively.

6. CREDIT RISK

At March 31, 2009, the Fund had 5.6% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss to default than higher rated securities.

7. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

8. CREDIT FACILITY

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.


                               56 | Annual Report

Franklin California Tax-Free Income Fund

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility. During the period, the Fund incurred commitment fees of $5,808 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended March 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At March 31, 2009, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.

10. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust is currently evaluating the impact, if any, of applying FSP FAS 157-4.


                               Annual Report | 57

Franklin California Tax-Free Income Fund

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT  - Improvement Bond Act of 1915
ABAG      - The Association of Bay Area Governments
ACA       - American Capital Access Holdings Inc.
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
BART      - Bay Area Rapid Transit
BHAC      - Berkshire Hathaway Assurance Corp.
CDA       - Community Development Authority/Agency
CFD       - Community Facilities District
CHFCLP    - California Health Facilities Construction Loan Program
COP       - Certificate of Participation
CRDA      - Community Redevelopment Authority/Agency
CSAC      - County Supervisors Association of California
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FSA       - Financial Security Assurance Inc.
GNMA      - Government National Mortgage Association
GO        - General Obligation
HFAR      - Housing Finance Authority Revenue
HMR       - Home Mortgage Revenue
ID        - Improvement District
IDA       - Industrial Development Authority/Agency
IDR       - Industrial Development Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage-Backed Security
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MTA       - Metropolitan Transit Authority
MUD       - Municipal Utility District
MUNI RAES - Municipal Receipts of Accrual on Exempt Securities
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
PFAR      - Public Financing Authority Revenue
RDA       - Redevelopment Agency/Authority
RMR       - Residential Mortgage Revenue
SFHMR     - Single Family Home Mortgage Revenue
SFMR      - Single Family Mortgage Revenue
UHSD      - Unified/Union High School District
USD       - Unified/Union School District
XLCA      - XL Capital Assurance


                               58 | Annual Report

Franklin California Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LL

San Francisco, California
May 20, 2009


                               Annual Report | 59

Franklin California Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2009. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               60 | Annual Report

Franklin California Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  ---------------  -----------------------  ----------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1977       136                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee         Since 2007       113                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee         Since 2007       113                      Chevron Corporation (global energy
One Franklin Parkway                                                                       company) and ICO Global Communications
San Mateo, CA 94403-1906                                                                   (Holdings) Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee         Since 1998       136                      Hess Corporation (exploration and
One Franklin Parkway                                                                       refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                   Company (processed foods and allied
                                                                                           products), RTI International Metals,
                                                                                           Inc. (manufacture and distribution of
                                                                                           titanium), Canadian National Railway
                                                                                           (railroad) and White Mountains Insurance
                                                                                           Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 61

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  ---------------  -----------------------  ----------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 2007       113                      Center for Creative Land Recycling
One Franklin Parkway                                                                       (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee         Since 2006       136                      Hess Corporation (exploration and
One Franklin Parkway                                                                       refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                   Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee         Since 2007       143                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead            Trustee since    113                      None
One Franklin Parkway             Independent     2007 and Lead
San Mateo, CA 94403-1906         Trustee         Independent
                                                 Trustee since
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).


                               62 | Annual Report

INDEPENDENT BOARD MEMBERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  ---------------  -----------------------  ----------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,        Trustee since    136                      None
One Franklin Parkway             President,      1977, President
San Mateo, CA 94403-1906         and Chief       since 1984 and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940)  Trustee and     Trustee since    53                       None
One Franklin Parkway             Vice President  1983 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1982

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

SHEILA AMOROSO (1959)            Vice President  Since 1999       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)     Vice President  Since 1999       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief           Chief            Not Applicable           Not Applicable
One Franklin Parkway             Compliance      Compliance
San Mateo, CA 94403-1906         Officer and     Officer since
                                 Vice President  2004 and Vice
                                 - AML           President - AML
                                 Compliance      Compliance
                                                 since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).


                               Annual Report | 63

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  ---------------  -----------------------  ----------------------------------------
LAURA F. FERGERSON (1962)        Chief           Since March      Not Applicable           Not Applicable
One Franklin Parkway             Executive       2009
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)             Treasurer,      Since March      Not Applicable           Not Applicable
One Franklin Parkway             Chief           2009
San Mateo, CA 94403-1906         Financial
                                 Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton
Investments.

EDWARD L. GEARY (1962)           Vice President  Since March      Not Applicable           Not Applicable
500 East Broward Blvd.                           2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.;
and officer of 46 of the investment companies in Franklin Templeton Investments.

ALIYA S. GORDON (1973)           Vice President  Since March      Not Applicable           Not Applicable
One Franklin Parkway                             2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President  Since 2000       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President  Since 2006       Not Applicable           Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               64 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  ---------------  -----------------------  ----------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)              Vice President  Since 1999       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 65

Franklin California Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                               66 | Annual Report

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the


                               Annual Report | 67

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended December 31, 2008, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund's income return for the one-year period to be in the second-highest quintile of its performance universe and on an annualized basis to be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report also showed the Fund's total return for the one-year period was above the median of the performance universe, and on an annualized basis was also in either the highest or second-highest quintile of such universe for the previous three-, five- and 10-year periods. The Board expressed its satisfaction with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from the Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund's contractual investment management fee rate to be in the middle quintile of its Lipper expense group, but its actual total expense rate to be in the least expensive quintile of such group. The Board was satisfied with the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such


                               68 | Annual Report

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the


                               Annual Report | 69

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund's net assets were approximately $12.4 billion at December 31, 2008, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               70 | Annual Report

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation FunD
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09

Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

112 A2009 05/09






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $86,521 for the fiscal year ended March 31, 2009 and $98,590 for the fiscal year ended March 31, 2008.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $10,582 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $273,495 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardy, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardy, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCME FUND


By /s/LAURA F. FERGERSON
   -----------------------------
      Laura F. Fergerson
      Chief Executive Officer -
       Finance and Administration
Date  May 27, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   -----------------------------
      Laura F. Fergerson
      Chief Executive Officer -
       Finance and Administration
Date  May 27, 2009


By /s/GASTON GARDY
   -------------------------------
      Gaston Gardy
      Chief Financial Officer and
       Chief Accounting Officer
Date  May 27, 2009